                                                                      Exhibit 4l

                                                                        12/04/96
--------------------------------------------------------------------------------

                              MIDAMERICAN ENERGY COMPANY

                                         AND

                         THE FIRST NATIONAL BANK OF CHICAGO,

                                                as Trustee





                             ----------------------------


                                      INDENTURE


                             DATED AS OF _________, 1996



                             ----------------------------









----------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                     ARTICLE ONE

                                     DEFINITIONS

Section 1.01.  General . . . . . . . . . . . . . . . . . . . . . . . . .1
Section 1.02.  TIA . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Section 1.03.  Other Definitions . . . . . . . . . . . . . . . . . . . .2
     Accrued Interest  . . . . . . . . . . . . . . . . . . . . . . . . .2
     Accrued Interest Factor.  . . . . . . . . . . . . . . . . . . . . .2
     Amortized Face Amount . . . . . . . . . . . . . . . . . . . . . . .2
     Amortizing Note . . . . . . . . . . . . . . . . . . . . . . . . . .3
     Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . .3
     Authorized Agent  . . . . . . . . . . . . . . . . . . . . . . . . .3
     Authorized Newspaper  . . . . . . . . . . . . . . . . . . . . . . .3
     Basis Point . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . .4
     Board Resolution  . . . . . . . . . . . . . . . . . . . . . . . . .4
     Bond Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Calculation Agent . . . . . . . . . . . . . . . . . . . . . . . . .4
     Calculation Date  . . . . . . . . . . . . . . . . . . . . . . . . .4
     Commercial Paper Rate . . . . . . . . . . . . . . . . . . . . . . .4
     Commercial Paper Rate Interest Determination Date . . . . . . . . .5
     Commercial Paper Rate Notes . . . . . . . . . . . . . . . . . . . .5
     Common Shareholders Equity  . . . . . . . . . . . . . . . . . . . .5
     Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Company Order . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Composite Quotations  . . . . . . . . . . . . . . . . . . . . . . .8
     Corporate Trust Office of the Trustee . . . . . . . . . . . . . . .8
     CUSIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     Depositary  . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     Designated LIBOR Page . . . . . . . . . . . . . . . . . . . . . . .8
     Discharged  . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . .9
     Extension Notice  . . . . . . . . . . . . . . . . . . . . . . . . .9
     Extension Period  . . . . . . . . . . . . . . . . . . . . . . . . .9
     Final Maturity Date . . . . . . . . . . . . . . . . . . . . . . . 10
     First Mortgage Bonds  . . . . . . . . . . . . . . . . . . . . . . 10
     Fixed Rate Amortizing Note  . . . . . . . . . . . . . . . . . . . 10
     Fixed Rate Note . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Floating Rate Note  . . . . . . . . . . . . . . . . . . . . . . . 10
     Global Note . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     H.15(519):  . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Index Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Initial Interest Rate . . . . . . . . . . . . . . . . . . . . . . 11

     Initial Redemption Date . . . . . . . . . . . . . . . . . . . . . 11
     Interest Accrual Period . . . . . . . . . . . . . . . . . . . . . 11
     Interest Determination Date . . . . . . . . . . . . . . . . . . . 12
     Interest Factor . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . 12
     Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Interest Rate Basis; Base Rate  . . . . . . . . . . . . . . . . . 13
     Interest Reset Date . . . . . . . . . . . . . . . . . . . . . . . 14
     Interest Reset Period . . . . . . . . . . . . . . . . . . . . . . 14
     Iowa-Illinois Indenture . . . . . . . . . . . . . . . . . . . . . 15
     Issue Price . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     LIBOR Interest Determination Date . . . . . . . . . . . . . . . . 17
     LIBOR Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     London Business Day . . . . . . . . . . . . . . . . . . . . . . . 17
     Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Maximum Interest Rate . . . . . . . . . . . . . . . . . . . . . . 17
     Midwest Power Indenture . . . . . . . . . . . . . . . . . . . . . 17
     Minimum Interest Rate . . . . . . . . . . . . . . . . . . . . . . 18
     Money Market Yield  . . . . . . . . . . . . . . . . . . . . . . . 18
     Note or Notes; Outstanding  . . . . . . . . . . . . . . . . . . . 18
     Noteholder; Holder  . . . . . . . . . . . . . . . . . . . . . . . 19
     Officers' Certificate . . . . . . . . . . . . . . . . . . . . . . 19
     Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . 19
     Optional Interest Reset Date: . . . . . . . . . . . . . . . . . . 19
     Original Issue Date . . . . . . . . . . . . . . . . . . . . . . . 19
     Original Issue Discount Note  . . . . . . . . . . . . . . . . . . 20
     Permitted Encumbrances  . . . . . . . . . . . . . . . . . . . . . 20
     Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     Pre-Exercise Stated Maturity Date . . . . . . . . . . . . . . . . 22
     Prime Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     Prime Rate Interest Determination Date  . . . . . . . . . . . . . 23
     Prime Rate Notes  . . . . . . . . . . . . . . . . . . . . . . . . 24
     Principal Amount  . . . . . . . . . . . . . . . . . . . . . . . . 24
     Principal Executive Offices of the Company  . . . . . . . . . . . 24
     Principal Facility  . . . . . . . . . . . . . . . . . . . . . . . 24
     Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Reset Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Reset Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . 26
     Reuters Screen USPRIME1 . . . . . . . . . . . . . . . . . . . . . 26
     Spread  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     Spread Multiplier . . . . . . . . . . . . . . . . . . . . . . . . 26
     Stated Maturity . . . . . . . . . . . . . . . . . . . . . . . . . 27
     Subsequent Interest Period  . . . . . . . . . . . . . . . . . . . 27
     Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     Treasury  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     Treasury Bills  . . . . . . . . . . . . . . . . . . . . . . . . . 27
     Treasury Rate . . . . . . . . . . . . . . . . . . . . . . . . . . 27

     Treasury Rate Interest Determination Date . . . . . . . . . . . . 28
     Treasury Rate Notes . . . . . . . . . . . . . . . . . . . . . . . 28
     Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     U.S. Government Obligations . . . . . . . . . . . . . . . . . . . 29
     Wholly-Owned Subsidiary . . . . . . . . . . . . . . . . . . . . . 29
     Yield to Maturity . . . . . . . . . . . . . . . . . . . . . . . . 29
     Zero Coupon Note  . . . . . . . . . . . . . . . . . . . . . . . . 30

                                   ARTICLE TWO

       FORM, ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01.  Form Generally. . . . . . . . . . . . . . . . . . . . . 30
Section 2.02.  Form of Trustee's Certificate of
               Authentication. . . . . . . . . . . . . . . . . . . . . 30
Section 2.03.  Amount Unlimited. . . . . . . . . . . . . . . . . . . . 31
Section 2.04.  Denominations, Dates, Interest Payment
               and Record Dates. . . . . . . . . . . . . . . . . . . . 31
Section 2.05.  Execution, Authentication, Delivery and
               Dating. . . . . . . . . . . . . . . . . . . . . . . . . 33
Section 2.06.  Exchange and Registration of Transfer of
               Notes . . . . . . . . . . . . . . . . . . . . . . . . . 36
Section 2.07.  Mutilated, Destroyed, Lost or Stolen
               Notes . . . . . . . . . . . . . . . . . . . . . . . . . 37
Section 2.08.  Temporary Notes . . . . . . . . . . . . . . . . . . . . 38
Section 2.09.  Cancellation of Notes Paid, etc . . . . . . . . . . . . 38
Section 2.10.  Interest Rights Preserved . . . . . . . . . . . . . . . 38
Section 2.11.  Payment of Notes. . . . . . . . . . . . . . . . . . . . 39
Section 2.12.  Notes Issuable in the Form of a Global
               Note. . . . . . . . . . . . . . . . . . . . . . . . . . 40
Section 2.13.  CUSIP Numbers . . . . . . . . . . . . . . . . . . . . . 42

                                ARTICLE THREE

       REDEMPTION OF NOTES; REPAYMENT PRIOR TO STATED MATURITY

Section 3.01.  Applicability of Redemption Provisions. . . . . . . . . 43
Section 3.02.  Notice of Redemption; Selection of Notes. . . . . . . . 43
Section 3.03.  Payment of Notes on Redemption; Deposit
               of Redemption Price . . . . . . . . . . . . . . . . . . 44
Section 3.04.  Repayment at the Option of the Holder . . . . . . . . . 45
Section 3.05.  Extension . . . . . . . . . . . . . . . . . . . . . . . 46
Section 3.06.  Reset Notes . . . . . . . . . . . . . . . . . . . . . . 48

                                ARTICLE FOUR

                            FIRST MORTGAGE BONDS

Section 4.01.  Issuance Restrictions . . . . . . . . . . . . . . . . . 49
Section 4.02.  First Mortgage Bonds held by the Trustee. . . . . . . . 50
Section 4.03.  Trustee to Exercise Rights of First

               Mortgage Bondholder . . . . . . . . . . . . . . . . . . 50
Section 4.04.  No Transfer of First Mortgage Bonds;
               Exception . . . . . . . . . . . . . . . . . . . . . . . 50
Section 4.05.  Release of First Mortgage Bonds . . . . . . . . . . . . 50
Section 4.06.  Voting of First Mortgage Bonds. . . . . . . . . . . . . 50
Section 4.07.  Discharge of Bond Indenture . . . . . . . . . . . . . . 51

                               ARTICLE FIVE

                SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

Section 5.01.  Satisfaction and Discharge. . . . . . . . . . . . . . . 52
Section 5.02.  Deposited Moneys to Be Held in Trust by
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . 53
Section 5.03.  Return of Unclaimed Moneys. . . . . . . . . . . . . . . 54
Section 5.04.  Reinstatement . . . . . . . . . . . . . . . . . . . . . 54

                               ARTICLE SIX

                    PARTICULAR COVENANTS OF THE COMPANY

Section 6.01.  Payment of Principal, Premium and
                    Interest . . . . . . . . . . . . . . . . . . . . . 54
Section 6.02.  Office for Notices and Payments, etc. . . . . . . . . . 55
Section 6.03.  Appointments to Fill Vacancies in
               Trustee's Office. . . . . . . . . . . . . . . . . . . . 55
Section 6.04.  Annual Statement and Notice . . . . . . . . . . . . . . 55
Section 6.05.  Corporate Existence . . . . . . . . . . . . . . . . . . 56
Section 6.06. Limitation Upon Mortgages and Liens. . . . . . . . . . . 56
Section 6.07. Waiver of Certain Covenants. . . . . . . . . . . . . . . 56

                             ARTICLE SEVEN

          NOTEHOLDER LISTS AND REPORTS BY THE COMPANYAND THE TRUSTEE

Section 7.01.  Noteholder Lists. . . . . . . . . . . . . . . . . . . . 57
Section 7.02.  Securities and Exchange Commission
               Reports . . . . . . . . . . . . . . . . . . . . . . . . 57
Section 7.03.  Reports by the Trustee. . . . . . . . . . . . . . . . . 57

                             ARTICLE EIGHT

          REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON EVENT OF DEFAULT

Section 8.01.  Events of Default . . . . . . . . . . . . . . . . . . . 57

Section 8.02.  Acceleration of Maturity; Rescission
               and Annulment . . . . . . . . . . . . . . . . . . . . . 59
Section 8.03.  Collection and Suits for Enforcement by
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . 60
Section 8.04.  Trustee May File Proofs of Claim. . . . . . . . . . . . 61
Section 8.05.  Trustee May Enforce Claims Without
               Possession of Notes . . . . . . . . . . . . . . . . . . 62
Section 8.06.  Application of Moneys Collected by
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . 63
Section 8.07.  Proceedings by Noteholders. . . . . . . . . . . . . . . 64
Section 8.08.  Proceedings by Trustee. . . . . . . . . . . . . . . . . 64
Section 8.09.  Remedies Cumulative and Continuing. . . . . . . . . . . 65
Section 8.10.  Restoration of Rights and Remedies. . . . . . . . . . . 65
Section 8.11.  Direction of Proceedings and Waiver of
               Defaults by Majority Noteholders. . . . . . . . . . . . 65
Section 8.12.  Notice of Default . . . . . . . . . . . . . . . . . . . 66
Section 8.13.  Undertaking to Pay Costs. . . . . . . . . . . . . . . . 66

                                 ARTICLE NINE

                            CONCERNING THE TRUSTEE

Section 9.01.  Certain Duties and Responsibilities . . . . . . . . . . 67
Section 9.02.  Notice of Defaults. . . . . . . . . . . . . . . . . . . 68
Section 9.03.  Certain Rights of Trustee . . . . . . . . . . . . . . . 68
Section 9.04.  Not Responsible for Recitals or Issuance
               of Notes. . . . . . . . . . . . . . . . . . . . . . . . 70
Section 9.05.  May Hold Notes. . . . . . . . . . . . . . . . . . . . . 70
Section 9.06.  Money Held in Trust . . . . . . . . . . . . . . . . . . 70
Section 9.07.  Compensation and Reimbursement. . . . . . . . . . . . . 70
Section 9.08.  Disqualification; Conflicting Interests . . . . . . . . 71
Section 9.09.  Corporate Trustee Required; Eligibility . . . . . . . . 77
Section 9.10.  Resignation and Removal; Appointment of
               Successor . . . . . . . . . . . . . . . . . . . . . . . 77
Section 9.11.  Acceptance of Appointment by Successor. . . . . . . . . 79
Section 9.12.  Merger, Conversion, Consolidation or
               Succession to Business. . . . . . . . . . . . . . . . . 79
Section 9.13.  Preferential Collection of Claims Against
               Company . . . . . . . . . . . . . . . . . . . . . . . . 80
Section 9.14.  Appointment of Authenticating Agent . . . . . . . . . . 84

                                ARTICLE TEN

                          CONCERNING THE NOTEHOLDERS

Section 10.01.  Action by Noteholders. . . . . . . . . . . . . . . . . 86
Section 10.02.  Proof of Execution by Noteholders. . . . . . . . . . . 87
Section 10.03.  Who Deemed Absolute Owners . . . . . . . . . . . . . . 87
Section 10.04.  Company-Owned Notes Disregarded. . . . . . . . . . . . 87
Section 10.05.  Revocation of Consents; Future Holders

                Bound  . . . . . . . . . . . . . . . . . . . . . . . . 88
Section 10.06.  Record Date for Noteholder Acts. . . . . . . . . . . . 88

                                ARTICLE ELEVEN

                             NOTEHOLDERS' MEETING

Section 11.01.  Purposes of Meetings . . . . . . . . . . . . . . . . . 88
Section 11.02.  Call of Meetings by Trustee. . . . . . . . . . . . . . 89
Section 11.03.  Call of Meetings by Company or
                Noteholders. . . . . . . . . . . . . . . . . . . . . . 89
Section 11.04.  Qualifications for Voting. . . . . . . . . . . . . . . 89
Section 11.05.  Regulations. . . . . . . . . . . . . . . . . . . . . . 90
Section 11.06.  Voting . . . . . . . . . . . . . . . . . . . . . . . . 91
Section 11.07.  Right of Trustee or Noteholders not
                Delayed. . . . . . . . . . . . . . . . . . . . . . . . 91

                                 ARTICLE TWELVE

                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 12.01.  Company May Consolidate, etc., only on
                Certain Terms. . . . . . . . . . . . . . . . . . . . . 91
Section 12.02.  Successor Corporation Substituted. . . . . . . . . . . 92

                                ARTICLE THIRTEEN

                             SUPPLEMENTAL INDENTURES

Section 13.01.  Supplemental Indentures without Consent
                of Noteholders . . . . . . . . . . . . . . . . . . . . 93
Section 13.02.  Supplemental Indentures with Consent of
                Noteholders. . . . . . . . . . . . . . . . . . . . . . 94
Section 13.03.  Compliance with Trust Indenture Act;
                Effect of Supplemental Indentures. . . . . . . . . . . 96
Section 13.04.  Notation on Notes. . . . . . . . . . . . . . . . . . . 96
Section 13.05.  Evidence of Compliance of Supplemental
                Indenture to Be Furnished Trustee. . . . . . . . . . . 96

                               ARTICLE FOURTEEN

          IMMUNITY OF INCORPORATORS, STOCKHOLDERS,OFFICERS AND DIRECTORS

Section 14.01.  Indenture and Notes Solely Corporate
                Obligations. . . . . . . . . . . . . . . . . . . . . . 96

                              ARTICLE FIFTEEN

                          MISCELLANEOUS PROVISIONS

Section 15.01.  Provisions Binding on Company's
                Successors . . . . . . . . . . . . . . . . . . . . . . 97
Section 15.02.  Official Acts by Successor Corporation . . . . . . . . 97
Section 15.03.  Addresses for Notices, etc . . . . . . . . . . . . . . 97
Section 15.04.  Governing Law. . . . . . . . . . . . . . . . . . . . . 97
Section 15.05.  Evidence of Compliance with Conditions
                Precedent. . . . . . . . . . . . . . . . . . . . . . . 98
Section 15.06.  Business Days. . . . . . . . . . . . . . . . . . . . . 99
Section 15.07.  Trust Indenture Act to Control . . . . . . . . . . . . 99
Section 15.08.  Table of Contents, Headings, etc . . . . . . . . . . . 99
Section 15.09.  Execution in Counterparts. . . . . . . . . . . . . . .100
Section 15.10.  Manner of Mailing Notice to
                Noteholders. . . . . . . . . . . . . . . . . . . . . .100

EXHIBIT A - Global Fixed Rate Note . . . . . . . . . . . . . . . . . .A-1

EXHIBIT B - Fixed Rate Note. . . . . . . . . . . . . . . . . . . . . .B-1

EXHIBIT C - Global Floating Rate Note. . . . . . . . . . . . . . . . .C-1

EXHIBIT D - Floating Rate Note . . . . . . . . . . . . . . . . . . . .D-1

                                      TIE-SHEET


of provisions of Trust Indenture Act of 1939 with Indenture dated as of _________, 1996, between MidAmerican Energy Company and The First
National Bank of Chicago, as trustee.

    SECTION OF ACT                          SECTION OF INDENTURE
    --------------                          --------------------

310(a)(1) and (2) ...................       9.09
310(a)(3) and (4) ...................       Not applicable
310(a)(5) ...........................       9.08
310(b) ..............................       9.08 and 9.10
310(c) ..............................       Not applicable
311(a) and (b) ......................       9.13
311(c) ..............................       Not applicable
312(a) ..............................       7.01
312(b) and (c) ......................       7.01
313(a) ..............................       7.03
313(b)(1) ...........................       Not applicable
313(b)(2) ...........................       7.03
313(c) ..............................       7.03
313(d) ..............................       7.03
314(a) ..............................       6.04, 7.02
314(b) ..............................       Not applicable
314(c)(1) and (2) ...................       15.05
314(c)(3) ...........................       Not applicable
314(d) ..............................       Not applicable
314(e) ..............................       15.05
314(f) ..............................       Not applicable
315(a), (c) and (d) .................       9.01
315(b) ..............................       8.12; 9.02
315(e) ..............................       8.13
316(a)(1) ...........................       8.01 and 8.11
316(a)(2) ...........................       Omitted
316(a) last sentence ................       10.04
316(b) ..............................       8.07
316(c) ..............................       10.06
317(a)(1)............................       8.03
317(a)(2)............................       8.04
317(b) ..............................       Omitted
318(a) ..............................       15.07

_________________________
This tie-sheet does not constitute a part of the Indenture.

         THIS INDENTURE, dated as of __________, 1996, between MidAmerican Energy Company, a corporation duly organized and existing under the laws of the State of Iowa (hereinafter sometimes called the "Company"), and The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, as trustee (hereinafter called the "Trustee").

                           W I T N E S S E T H:


         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Medium-Term Notes (hereinafter sometimes called "Notes"), to be issued as in this Indenture provided;

         AND WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized;

         NOW THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Notes by the Holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

                                ARTICLE ONE

                                DEFINITIONS

         SECTION 1.01. GENERAL. The terms defined in this Article One (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Article One.

         SECTION 1.02. TIA. (a) Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended ("TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms incorporated in this Indenture have the following meanings:

         "indenture securities" means the Notes.

         "indenture note holder" means a Noteholder or a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company.

         (b) All terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the Securities and Exchange Commission have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

         SECTION 1.03.  OTHER DEFINITIONS.  For purposes of this
Indenture, the following terms have the following meanings:

ACCRUED INTEREST:

         The term "Accrued Interest" at any Interest Payment Date (a) for a Floating Rate Note shall mean the amount obtained by multiplying the principal amount of such Floating Rate Note by its Accrued Interest Factor, and (b) for a Fixed Rate Note, shall mean the amount obtained by multiplying the principal amount of such Fixed Rate Note by its Interest Rate, and multiplying the product thus obtained by a fraction, the numerator of which is the number of days in the Interest Reset Period for such Note ending on such Interest Payment Date based on a 360-day year of twelve 30-day months, and the denominator of which is 360.

ACCRUED INTEREST FACTOR:

         The term "Accrued Interest Factor" at any Interest Payment Date for a Floating Rate Note shall mean the sum of the Interest Factors for such Floating Rate Note calculated for each day in the Interest Reset Period for such Note ending on such Interest Payment Date or the prior Record Date, as the case may be.

AMORTIZED FACE AMOUNT:

         The term "Amortized Face Amount" of an Original Issue Discount
Note as of the date that (i) the principal amount of such Note is to be repaid prior to its Stated Maturity, whether upon declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, or (ii) any consent, notice, request, direction, waiver or suit by the Noteholders shall be deemed to be given, made or commenced under this Indenture, shall mean the principal amount of such Note multiplied by its Issue Price plus the portion of the difference between the dollar amount thus obtained and the principal amount of such Note that has accreted at the Yield to Maturity of such Note (computed in accordance with generally accepted United States bond yield computation principles) to such date, but in no event shall the Amortized Face Amount of an Original Issue Discount Note exceed its principal amount stated in the applicable Company Order.

AMORTIZING NOTE:

         The term "Amortizing Note" shall mean a Note for which payments of principal of and interest on such Note are made in installments over the life of such Note, and unless otherwise specified in the applicable Company Order, payments with respect to an Amortizing Note shall be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof.

AUTHENTICATING AGENT:

         The term "Authenticating Agent" shall mean the agent of the Trustee which shall be appointed and acting pursuant to Section 9.14.

AUTHORIZED AGENT:

         The term "Authorized Agent" shall mean an agent of the Company designated by an Officers' Certificate to give to the Trustee the information specified in clause (a) of "Company Order" for the issuance of a Note.

AUTHORIZED NEWSPAPER:

         The term "Authorized Newspaper" shall mean a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day; whenever successive publications in an Authorized Newspaper are required by this Indenture, such publications may be made on the same or different days and in the same or in different Authorized Newspapers.

BASIS POINT:

         The term "Basis Point" shall mean one-one hundredth of a percentage point.

BOARD OF DIRECTORS:

         The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board or any other duly authorized Committee of such Board.

BOARD RESOLUTION:

         The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

BOND INDENTURE:

         The term "Bond Indenture" shall mean the Iowa-Illinois Indenture or the Midwest Power Indenture.

BUSINESS DAY:

         The term "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that in The City of New York, is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close and, with respect to LIBOR Notes, is also a London Business Day, unless otherwise specified in the applicable Company Order.

CALCULATION AGENT:

         The term "Calculation Agent" for a particular Floating Rate Note shall mean the Trustee, unless otherwise specified in the applicable Company Order.

CALCULATION DATE:

         The term "Calculation Date" shall mean with regard to any particular Interest Determination Date, the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next day that is a Business Day, or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity, as the case may be.

COMMERCIAL PAPER RATE:

         The term "Commercial Paper Rate" for a particular Floating Rate Note, unless otherwise indicated in the applicable Company Order, shall mean, with respect to any Commercial Paper Rate Interest Determination Date, the Money Market Yield on such date of the rate for commercial paper having the Index Maturity specified in such Company Order, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates (quoted on a bank discount basis) as of 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Commercial Paper Rate will be the Commercial Paper Rate immediately prior to such Commercial Paper Rate Interest Determination Date.

COMMERCIAL PAPER RATE INTEREST DETERMINATION DATE:

         The term "Commercial Paper Rate Interest Determination Date" pertaining to an Interest Reset Date for a Commercial Paper Rate Note shall mean the second Business Day immediately preceding such Interest Reset Date, unless otherwise specified in the applicable Company Order.

COMMERCIAL PAPER RATE NOTES:

         The term "Commercial Paper Rate Notes" shall mean Floating Rate Notes which are specified in the applicable Company Order as bearing interest at an interest rate calculated with reference to the Commercial Paper Rate.

COMMON SHAREHOLDERS EQUITY:

         The term "Common Shareholders Equity" shall mean, at any time, the total shareholders' equity of the Company and its consolidated subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, as of the end of the most recently completed fiscal quarter of the Company for which financial information is then available.

COMPANY:

         The term "Company" shall mean the corporation named as the "Company" in the first paragraph of this Indenture, and its successors and assigns.

COMPANY ORDER:

         The term "Company Order" shall mean:

         (a) a written order signed in the name of the Company by the Chairman of the Board, the President or any Vice President and by the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee, to authenticate a Note and to make it available for delivery, and specifying for such Note the following information:

         (1) the name of the Person in which a Note to be issued and authenticated shall be registered;

         (2)  the address of such Person;

         (3)  the taxpayer identification number of such Person;

         (4) the principal amount of such Note and, if multiple Notes are to be issued to such Person, the denominations of such Notes;

         (5)  the Issue Price of such Note;

         (6)  the Original Issue Date of such Note;

         (7) the date upon which such Note is scheduled to mature, any Extension Period or Extension Periods, the Final Maturity Date and any procedures pursuant to which the Holder of such Note may renew such Note;

         (8) if the Note is to be redeemable at the option of the Company, the Initial Redemption Date and the date or dates on which, and the price or prices at which, such Note is redeemable at the option of the Company;

         (9) if the Note is to be repayable prior to Stated Maturity at the option of the Holder, the date or dates on which, and the price or prices at which, such Note is repayable at the option of the Holder;

         (10) if the Note is a Fixed Rate Note, the rate of interest on such Note and the Interest Payment Dates, if other than January 15 and July 15, and the Record Dates, if other than January 1 and July 1;

         (11) if the Note is an Original Issue Discount Note, its Yield to Maturity;

         (12) if such Note is an Amortizing Note, a table setting forth the schedule of dates and amounts of payments of principal of and interest on such Note or the formula for the amortization of principal and/or interest;

         (13) if the Note is a Reset Note, the Optional Interest Reset Date and the formula, if any, for resetting the interest rate of a Fixed Rate Note or the Spread and/or Spread Multiplier of a Floating Rate Note;

         (14)  if the Note is a Floating Rate Note, its:

(A)     Initial Interest Rate              (F)     Interest Reset Dates
(B)     Interest Rate Basis or             (G)     Spread
        Base Rate (including any           (H)     Spread Multiplier
        Designated LIBOR Page)             (I)     Maximum Interest Rate
(C)     Index Maturity                     (J)     Minimum Interest Rate
(D)     Interest Determination             (K)     Interest Payment Dates
        Dates                              (L)     Record Dates
(E)     Interest Reset Period


         (15) whether or not such Note is to be issued in the form of a Global Note to the Depositary;

         (16) the name and address of the Calculation Agent, if other than the Trustee;

         (17) if other than denominations of $1,000 and integral multiples thereof, the authorized denominations in which Notes shall be issued; and

         (18) all other information necessary for the issuance of such Note not inconsistent with the provisions of this Indenture; or

         (b) confirmation given to the Trustee by an officer of the Company designated by an Officers' Certificate, by telephone, confirmed by telex or facsimile or similar writing, of the information given to the Trustee by an Authorized Agent for the issuance of a Note, and the written order of the Company to authenticate such Note and to make it available for delivery.

COMPOSITE QUOTATIONS:

         The term "Composite Quotations" shall mean the daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York.

CORPORATE TRUST OFFICE OF THE TRUSTEE:

         The term "Corporate Trust Office of the Trustee" (or other similar term) shall mean the principal office of the Trustee at which at any particular time its corporate business shall be administered, which office at the date of original execution of this Indenture is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration, except that, with respect to presentation of the Notes for payment or registration of transfers or exchanges and the location of the register, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted, which at the date of original execution of this Indenture is located at c/o First Chicago Trust Company of New York, 14 Wall Street-8th Floor-Window 2, New York, New York 10005.

CUSIP:
         The term "CUSIP" shall mean the registered trademark "Committee on Uniform Securities Identification Procedures" or "CUSIP" and a unique system of identification of each public issue of a security owned by the American Bankers Association and administered by Standard and Poor's Corporation, as agent of the American Bankers Association.

DEPOSITARY:

         The term "Depositary" shall mean, unless otherwise specified by the Company pursuant to Section 2.05 hereof, The Depository Trust Company, New York, New York, or any successor thereto registered as a Clearing Agency under the Securities and Exchange Act of 1934, as amended, or any successor statute or regulation.

DESIGNATED LIBOR PAGE:

    The term "Designated LIBOR Page" shall mean either (a) the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for United States Dollars (if "LIBOR Reuters" is specified in the applicable Company Order), or (b) the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for United States dollars (if

"LIBOR Telerate" is specified in the applicable Company Order). If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Company Order, LIBOR for United States dollars will be determined as if LIBOR Telerate (and page 3750) had been chosen.

DISCHARGED:

         The term "Discharged" means, with respect to all Notes at the time outstanding, that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, all Notes and to have satisfied all the obligations under the Indenture relating to such Notes except
(i) the rights of Holders of such Notes to receive, from the trust fund provided for under Sections 5.01 and 5.02, payment of the principal of (and premium, if any) and interest on such Notes when such payments are due, (ii) the Company's obligations with respect to such Notes under Sections 2.06, 2.07 and 6.02 and
(iii) the rights, powers, trusts, duties and immunities of the Trustee under the Indenture.

EVENT OF DEFAULT:

         The term "Event of Default" shall mean any event specified in Section 8.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

EXTENSION NOTICE:

         The term "Extension Notice" shall mean a notice sent by the Trustee by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of a Note with respect to which the Company has exercised its option to extend the Stated Maturity, indicating (i) that the Company has elected to extend the Stated Maturity of such Note, (ii) the new Stated Maturity, (iii) in the case of a Fixed Rate Note, the interest rate applicable to the Extension Period or, in the case of a Floating Rate Note, the Spread and/or Spread Multiplier applicable to the Extension Period, and (iv) any provisions for redemption of such Note during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period.

EXTENSION PERIOD:

         The term "Extension Period" shall mean a period of from one to five whole years for which the Company may, at its option, extend the Stated Maturity of a particular Note.

FINAL MATURITY DATE:

         The term "Final Maturity Date" shall mean the date beyond which the Stated Maturity of a particular Note may not be extended at the option of the Company.

FIRST MORTGAGE BONDS:

         The term "First Mortgage Bonds" shall mean the first mortgage bonds issued under the Iowa-Illinois Indenture or the Midwest Power Indenture.

FIXED RATE AMORTIZING NOTE:

         The term "Fixed Rate Amortizing Note" shall mean a Fixed Rate Note which is an Amortizing Note.

FIXED RATE NOTE:

         The term "Fixed Rate Note" shall mean a Note which bears interest at a fixed rate (which may be zero in the case of a Zero Coupon Note) specified in the applicable Company Order.

FLOATING RATE NOTE:

         The term "Floating Rate Note" shall mean a Note which bears interest at a variable rate determined by reference to interest rate formula, and includes a Commercial Paper Rate Note, a LIBOR Note, a Prime Rate Note or a Treasury Rate Note.

GLOBAL NOTE:

         The term "Global Note" shall mean a single Note that pursuant to
Section 2.05 is issued to evidence Notes having identical terms and provisions, which is delivered to the Depositary or pursuant to instructions of the Depositary and which shall be registered in the name of the Depositary or its nominee.

H.15(519):

         The term "H.15(519)" shall mean the publication "Statistical Release H.15(519), Selected Interest Rates" or any successor publication published by the Board of Governors of the Federal Reserve System.

INDEBTEDNESS:

         The term "Indebtedness" shall mean with respect to any Person (i) any liability of such Person (a) for borrowed money, or (b) evidenced by a bond, note, debenture or similar instrument (including purchase money obligations but excluding trade payables), or (c) for the payment of money relating to a lease that is required to be classified as a capitalized lease obligation in accordance with generally accepted accounting principles; (ii) any liability of others described in the preceding clause (i) that such Person has guaranteed, that is recourse to such Person or that is otherwise its legal liability; and
(iii) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

INDENTURE:

         The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

INDEX MATURITY:

         The term "Index Maturity" of a particular Floating Rate Note shall mean the period to Stated Maturity of the instrument or obligation from which the Base Rate of such Floating Rate Note is calculated, as specified in the applicable Company Order.

INITIAL INTEREST RATE:

         The term "Initial Interest Rate" for a particular Floating Rate Note shall mean the interest rate specified in the applicable Company Order as in effect from the Original Issue Date of such Floating Rate Note to its first Interest Reset Date.

INITIAL REDEMPTION DATE:

         The term "Initial Redemption Date" shall mean the earliest date, if any, on which a particular Note shall be redeemable at the option of the Company prior to the Stated Maturity of such Note, as specified in the applicable Company Order.

INTEREST ACCRUAL PERIOD:

         The term "Interest Accrual Period" for a particular Floating Rate Note shall mean the period from the date of issue of such Floating Rate Note, or from an Interest Reset Date, if any, to its next subsequent Interest Reset Date.

INTEREST DETERMINATION DATE:

         The term "Interest Determination Date" shall mean each Commercial
Paper Rate Interest Determination Date, LIBOR Interest Determination Date, Prime Rate Interest Determination Date and Treasury Rate Interest Determination Date.

INTEREST FACTOR:

         The term "Interest Factor" for a Floating Rate Note for each day in an Interest Accrual Period for such Floating Rate Note shall be computed by dividing the Interest Rate applicable to such day by 360, in the case of Commercial Paper Rate Notes, LIBOR Notes and Prime Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes.

INTEREST PAYMENT DATE:

         (a) The term "Interest Payment Date" shall mean with respect to a Floating Rate Note, including a Floating Rate Amortizing Note, which has an Interest Reset Date which is (1) daily, weekly or monthly: the third Wednesday of each month or the third Wednesday of March, June, September and December of each year, as specified in the applicable Company Order, (2) quarterly: the third Wednesday of March, June, September and December of each year, as specified in the applicable Company Order, (3) semiannually: the third Wednesday of the two months of each year, as specified in the applicable Company Order;
(4) annually: the third Wednesday of one month of each year, as specified in the applicable Company Order, and, in each case, the date of Maturity of such Floating Rate Note and, with respect to defaulted interest on such Floating Rate Note, the date established by the Company for the payment of such defaulted interest. If any Interest Payment Date (other than at Maturity) for any Floating Rate Note would fall on a day that is not a Business Day with respect to such Floating Rate Note, such Interest Payment Date will be the following day that is a Business Day with respect to such Floating Rate Note, except that, in the case of a LIBOR Note, if such Business Day with respect to such Floating Rate Note is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding London Business Day.

         (b) the term "Interest Payment Date" shall mean with respect to a Fixed Rate Note, including a Fixed Rate Amortizing Note, each January 15 and July 15, or such other dates which are specified in the applicable Company Order during the period such Fixed Rate Note is outstanding, the date of Maturity of such Fixed Rate Note, and with respect to defaulted interest on such

Fixed Rate Note, the date established by the Company for the payment of such defaulted interest.

         (C) Notwithstanding the foregoing, the first Interest Payment Date for any Note originally issued between a Record Date and the next Interest Payment Date shall be the Interest Payment Date following the next succeeding Record Date.

INTEREST RATE:

         (a) The term "Interest Rate" for a particular Floating Rate Note shall mean (1) from the date of issue of such Floating Rate Note to the first Interest Reset Date for such Floating Rate Note, the Initial Interest Rate, and (2) each Interest Accrual Period commencing on or after such First Interest Reset Date, the Base Rate with reference to the Index Maturity for such Floating Rate Note as specified in the applicable Company Order plus or minus the Spread, if any, multiplied by the Spread Multiplier, if any; PROVIDED that in the event no Spread or Spread Multiplier is provided in such Company Order, the Spread and Spread Multiplier shall be zero and one, respectively; PROVIDED, FURTHER, in no event shall the Interest Rate be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any; PROVIDED, FURTHER, the Interest Rate in effect for the ten days immediately prior to Maturity will be the Interest Rate in effect on the tenth day preceding such Maturity; and PROVIDED, FURTHER, the Interest Rate will in no event be higher than the maximum rate permitted by New York or other applicable law, as the same may be modified by United States federal laws of general application.

         (b) The term "Interest Rate" for a particular fixed Rate Note shall mean the interest rate specified in the applicable Company Order.

INTEREST RATE BASIS; BASE RATE:

         The term "Interest Rate Basis" or "Base Rate" shall mean with respect to (a) Commercial Paper Rate Notes, the Commercial Paper Rate, (b) LIBOR Notes, LIBOR, (c) Prime Rate Notes, the Prime Rate, (d) Treasury Rate Notes, the Treasury Rate, and (e) any other Floating Rate Note, the interest rate formula which determines the variable rate at which such Note bears interest.

INTEREST RESET DATE:

         The term "Interest Reset Date" shall mean, in the case of a Floating Rate Note specified in the applicable Company Order as being reset (a) daily: each Business Day; (b) weekly: the Wednesday of each week (with the exception of weekly reset Treasury Rate Notes which reset the Tuesday of each week, except as specified below); (c) monthly: the third Wednesday of each month; (d) quarterly: the third Wednesday of March, June, September and December; (e) semiannually: the third Wednesday of the two months specified in the applicable Company Order; and (f) annually: the third Wednesday of the month specified in the applicable Company Order. If any Interest Reset Date for a Floating Rate Note would otherwise be a day which is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. If, in the case of a Treasury Rate Note, an Interest Reset Date shall fall on a day on which the Treasury auctions Treasury Bills, then such Interest Reset Date shall instead be the first Business Day immediately following such auction.

INTEREST RESET PERIOD:

         The term "Interest Reset Period" shall mean for:

         (a) each Floating Rate Note on which interest is reset monthly, quarterly, semiannually or annually, and each Fixed Rate Note, the period:

              (1) beginning on and including the Original Issue Date of such Note or the most recent Interest Payment Date on which interest was paid on such Note, and

              (2) ending on but not including the next Interest Payment Date or, for the last Interest Reset Period, the Maturity, of such Note;

         (b) each Floating Rate Note on which interest is reset daily or weekly, the period:

              (1) beginning on and including the Original Issue Date of such Floating Rate Note, or beginning on but excluding the most recent Record Date through which interest was paid on such Note, and

              (2) ending on and including the next Record Date or, for the last Interest Reset Period, ending on but excluding Maturity, of such Note;

PROVIDED, HOWEVER, that the first Interest Reset Period for any Note which has its Original Issue date after a Record Date and prior to its next Interest Payment Date, shall begin on and include such Original Issue Date and (i) end on and include the next Record Date for Floating Rate Notes on which interest is reset daily or weekly, and (ii) end on but not include the second Interest Payment Date after the Original Issue Date for all other Notes.

IOWA-ILLINOIS INDENTURE:

    The term "Iowa-Illinois Indenture" shall mean the Indenture of Mortgage and Deed of Trust, dated as of March 1, 1947, from Iowa-Illinois Gas and Electric Company to Harris Trust and Savings Bank and Lynn Lloyd (C. Potter, successor individual trustee), as trustees, and indentures supplemental thereto.

ISSUE PRICE:

         The term "Issue Price" shall mean the price expressed as a percentage of the aggregate principal amount of a Note at which such Note is issued.

LIBOR:

         The term "LIBOR" for a particular Floating Rate Note, unless otherwise indicated in the applicable Company Order, shall mean, with respect to any LIBOR Interest Determination Date, the rate determined:

         (i) with respect to any LIBOR Interest Determination Date, LIBOR shall be either: (a) if "LIBOR Reuters" is specified in the applicable Company Order, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used) for deposits in United States dollars having the Index Maturity specified in the applicable Company Order, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified in the applicable Company Order as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified in the applicable Company Order, the rate for deposits in United States dollars having the Index Maturity specified in the applicable Company Order, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified in the applicable Company Order as of 11:00 A.M., London time, on that LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, whichever may be applicable, LIBOR with respect to such LIBOR Interest Determination Date shall be determined as provided in clause (ii) below.

         (ii) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, as the case may be, the Calculation Agent shall request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in United States dollars for the period of the applicable Index Maturity specified in the applicable Company Order, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in such market at such time. If at least two such quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date shall be the arithmetic mean of the rates quoted as of 11:00 A.M., New York City Time, on such LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in United States Dollars to leading European banks, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date having the Index Maturity specified in the applicable Company Order in a principal amount that is representative for a single transaction in such United States dollars in such market at such time; PROVIDED, HOWEVER, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date shall be LIBOR in effect immediately prior to such LIBOR Interest Determination Date.

LIBOR INTEREST DETERMINATION DATE:

         The term "LIBOR Interest Determination Date" pertaining to an Interest Reset Date for a LIBOR Note shall mean the second London Business Day immediately preceding such Interest Reset Date, unless otherwise specified in the applicable Company Order.

LIBOR NOTES:

         The term "LIBOR Notes" shall mean Floating Rate Notes which are specified in the applicable Company Order as bearing interest at an interest rate calculated with reference to LIBOR.

LONDON BUSINESS DAY:

         The term "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

MATURITY:

         The term "Maturity", when used with respect to any Note, shall mean the date on which the principal of such Note or an installment of principal becomes due and payable in accordance with its terms and the terms of this Indenture as therein or herein provided, whether at Stated Maturity, upon declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

MAXIMUM INTEREST RATE:

         The term "Maximum Interest Rate" shall mean the maximum rate of interest, if any, which may be applicable to any Floating Rate Note during any Interest Accrual Period as specified in the applicable Company Order.

MIDWEST POWER INDENTURE:

    The term "Midwest Power Indenture" shall mean the General Mortgage
Indenture and Deed of Trust, dated as of January 1, 1993, between Midwest Power Systems Inc. and Morgan Guaranty Trust Company of New York, trustee (Harris Trust and Savings Bank, successor trustee), and indentures supplemental thereto.

MINIMUM INTEREST RATE:

         The term "Minimum Interest Rate" shall mean the minimum rate of interest, if any, which may be applicable to any Floating Rate Note during any Interest Accrual Period as specified in the applicable Company Order.

MONEY MARKET YIELD:

         The term "Money Market Yield" shall be the yield (expressed as a percentage) calculated in accordance with the following formula:

                                       D x 360
              Money Market Yield = --------------- x 100
                                    360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Accrual Period for which interest is being calculated.

NOTE OR NOTES; OUTSTANDING:

         The terms "Note" or "Notes" shall mean any Fixed Rate or Floating Rate Note or Notes, as the case may be, authenticated and delivered under this Indenture, including any Global Note.

         The term "outstanding," when used with reference to Notes, shall, subject to Section 10.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

         (a) Notes theretofore cancelled by the Company or delivered to the Company for cancellation;

         (b) Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent);PROVIDED that if such Notes are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provisions satisfactory to the Trustee shall have been made for giving such notice;

         (c)  Notes which shall have been Discharged; and

         (d) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered, or which have been paid, pursuant to Section 2.07;

NOTEHOLDER; HOLDER:

         The terms "Noteholder" or "Holder" shall mean any Person in whose name at the time a particular Note is registered in the register of the Company kept for that purpose in accordance with the terms hereof.

OFFICERS' CERTIFICATE:

         The term "Officers' Certificate" when used with respect to the Company, shall mean a certificate signed by the Chairman of the Board, the President or any Vice President and by the Secretary or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 15.05 if and to the extent required by such Section.

OPINION OF COUNSEL:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of the Company, or such other counsel who is satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 15.05 if and to the extent required by such Section. In the event that the Indenture requires the delivery of an Opinion of Counsel to the Trustee, the text and substance of which has been previously delivered to the Trustee, the Company may satisfy such requirement by the delivery by the legal counsel that delivered such previous Opinion of Counsel of a letter to the Trustee to the effect that the Trustee may rely on such previous Opinion of Counsel as if such Opinion of Counsel was dated and delivered the date delivery of such Opinion of Counsel is required.

OPTIONAL INTEREST RESET DATE:

         The term "Optional Interest Reset Date" shall mean each date on which the interest rate on a Fixed Rate Reset Note or the Spread and/or Spread Multiplier of a Floating Rate Reset Note may be reset at the option of the Company.

ORIGINAL ISSUE DATE:

         The term "Original Issue Date" shall mean for a particular Note, or portions thereof, the date upon which it, or such portion, was issued by the Company pursuant to this

Indenture and authenticated by the Trustee (other than in connection with a transfer, exchange or substitution).

ORIGINAL ISSUE DISCOUNT NOTE:

         The term "Original Issue Discount Note" shall mean (i) a Note that has a "stated redemption price at maturity" that exceeds its "issue price", each as defined for United States federal income tax purposes, by at least 0.25% of its stated redemption price at maturity multiplied by the number of complete years from the Original Issue Date to the Stated Maturity for such Note (or in the case of a Note that provides for payment of any amount other than the "qualified stated interest", as defined for United States federal income tax purposes, prior to maturity, the weighted average maturity of the Note) and (ii) any other Note designated by the Company in the applicable Company Order as issued with original issue discount for United States federal income tax purposes.


PERMITTED ENCUMBRANCES:

         The term "Permitted Encumbrances" shall mean:

         (a) (i) any mortgage, pledge or other lien or encumbrance on any property hereafter acquired or constructed by the Company or a Subsidiary, or on which property so constructed is located, and created prior to, contemporaneously with or within 360 days after, such acquisition or construction or the commencement of commercial operation of such property to secure or provide for the payment of any part of the purchase or construction price of such property, or (ii) any mortgage, pledge, or other lien or encumbrance upon such property existing at the time of acquisition thereof by the Company or any Subsidiary, whether or not assumed by the Company or such Subsidiary, or (iii) any mortgage, pledge, or other lien or encumbrance existing on the property, shares of stock or indebtedness of a corporation at the time such corporation shall become a Subsidiary or any pledge of the shares of stock of such corporation prior to, contemporaneously with or within 360 days after such corporation shall become a Subsidiary to secure or provide for the payment of any part of the purchase price of such stock, or (iv) any conditional sales agreement or other title retention agreement with respect to any property hereafter acquired or constructed; PROVIDED that, in the case of clauses (i) through
    (iv), the lien of any such mortgage, pledge or other lien does not spread to property owned prior to such acquisition or construction or to other property thereafter acquired or constructed other than additions to such acquired or constructed property and other than property on which property so constructed is located; and PROVIDED, FURTHER, that if a firm commitment from a bank, insurance company or other lender or investor (not including the Company, a Subsidiary or an Affiliate of the Company) for the financing of the acquisition or construction of property is made prior to, contemporaneously with or within the 360-day period hereinabove referred to, the applicable mortgage, pledge, lien or encumbrance shall be deemed to be permitted by this subsection (a) whether or not created or assumed within such period;

         (b) any mortgage, pledge or other lien or encumbrance created for the sole purpose of extending, renewing or refunding any mortgage, pledge, lien or encumbrance permitted by subsection (a) of this definition; PROVIDED, HOWEVER, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or refunding and that such extension, renewal or refunding mortgage, pledge, lien or encumbrance shall be limited to all or any part of the same property that secured the mortgage, pledge or other lien or encumbrance extended, renewed or refunded;

         (c) liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith, and against which an adequate reserve has been established; liens on any property created in connection with pledges or deposits to secure public or statutory obligations or to secure performance in connection with bids or contracts; materialmen's, mechanics', carrier's, workmen's, repairmen's or other like liens; or liens on any property created in connection with deposits to obtain the release of such liens; liens on any property created in connection with deposits to secure surety, stay, appeal or customs bonds; liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings; leases and liens, rights of reverter and other possessory rights of the lessor thereunder; zoning restrictions, easements, rights-of-way or other restrictions on the use of real property or minor irregularities in the title thereto; and any other liens and encumbrances similar to those described in this subsection (c), the existence of which does not, in the opinion of the Company, materially impair the use by the Company or a Subsidiary of the affected property in the operation of the business of the Company or a Subsidiary, or the value of such property for the purposes of such business;

         (d) any mortgage, pledge or other lien or encumbrance created after the date of this Indenture on any property leased to or purchased by the Company or a Subsidiary after that date and securing, directly or indirectly, obligations issued by a State, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the cost of acquisition or cost of construction of such property; PROVIDED that the interest paid on such obligations is entitled to be excluded from gross income of the recipient pursuant to Section 103(a)(1) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations;

         (e) any mortgage, pledge or other lien or encumbrance on any property now owned or hereafter acquired or constructed by the Company or a Subsidiary, or on which property so owned, acquired or constructed is located, to secure or provide for the payment of any part of the construction price or cost of improvements of such property, and created prior to, contemporaneously with or within 360 days after, such construction or improvement; PROVIDED that if a firm commitment from a bank, insurance company or other lender or investor (not including the Company, a Subsidiary or an Affiliate of the Company) for the financing of the acquisition or construction of property is made prior to, contemporaneously with or within the 360-day period hereinabove referred to, the applicable mortgage, pledge, lien or encumbrance shall be deemed to be permitted by this subsection (e) whether or not created or assumed within such period; and

         (f) any mortgage, pledge or other lien or encumbrance not otherwise permitted under this Section; PROVIDED that the aggregate amount of indebtedness secured by all such mortgages, pledges, liens or encumbrances does not exceed the greater of $100,000,000 or 10% of Common Shareholders Equity.

PERSON:

         The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PRE-EXERCISE STATED MATURITY DATE:

         The term "Pre-Exercise Stated Maturity Date" shall mean the Stated Maturity of a Note (including, if such Stated Maturity has previously been extended, the Stated Maturity as previously extended) in effect immediately prior to the Company's exercise of an option to extend such Stated Maturity for an Extension Period or the Holder's exercise of an option to renew such Note pursuant to provisions included in the applicable Company Order.

PRIME RATE:

    The term "Prime Rate" for a particular Floating Rate Note, unless otherwise indicated in the applicable Company Order, shall mean, with respect to any Prime Rate Interest Determination Date, the rate on such date as published in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, then the Prime Rate with respect to such Prime Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 as such bank's prime rate or base lending rate as in effect with respect to such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 with respect to such Prime Rate Interest Determination Date, the Prime Rate with respect to such Prime Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Rate Interest Determination Date shall be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least $500,000,000 and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to provide such rate or rates; PROVIDED, HOWEVER, that if the appropriate number of substitute banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Interest Determination Date shall be the Prime Rate in effect immediately prior to such Prime Rate Interest Determination Date.

PRIME RATE INTEREST DETERMINATION DATE:

    The term "Prime Rate Interest Determination Date" pertaining to an Interest Reset Date for a particular Prime Rate Note shall mean the second Business Day immediately preceding such Interest Reset Date, unless otherwise specified in the applicable Company Order.

PRIME RATE NOTES:

    The term "Prime Rate Notes" shall mean Floating Rate Notes which are specified in the applicable Company Order as bearing interest at an interest rate calculated with reference to the Prime Rate.


PRINCIPAL AMOUNT:

         The term "principal amount" with respect to any Note shall mean the principal amount thereof set forth in the applicable Company Order; PROVIDED that in the case of any Original Issue Discount Note, its principal amount as of
(i) any date that the principal amount of such Note is to be repaid prior to its Stated Maturity, whether upon declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, or (ii) any date that any consent, notice, request, direction, waiver or suit by the Noteholders shall be deemed to be given, made or commenced under this Indenture, such term shall mean the Amortized Face Amount of such Note as of such date.

PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY:

         The term "principal executive offices of the Company" shall mean the place where the main corporate offices of the Company are located, currently 666 Grand Avenue, Des Moines, Iowa 50303, or such other place where the main corporate offices of the Company are located as designated in an Officers' Certificate delivered to the Trustee.

PRINCIPAL FACILITY:

         The term "Principal Facility" shall mean the real property, fixtures, machinery and equipment relating to any facility owned by the Company or any Subsidiary (which may include a network of electric or gas distribution facilities or a network of electric or gas transmission facilities), except any facility that, in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

RECORD DATE:

         The term "Record Date" shall mean for the Interest Payment Date for the payment of interest for an Interest Reset Period for a particular Note, unless otherwise specified in the applicable Company Order, (a) the day which is fifteen calendar days prior to such Interest Payment Date, whether or not such day is a Business Day, (b) the date of Maturity of such Note, unless such date of Maturity for a Fixed Rate Note is a January 1 or a July 1, in which event the Record Date will be as provided in clause (a), and (c) a date which is not less than five Business Days preceding the Interest Payment Date of defaulted interest on such Note established by notice given by first-class mail by or on behalf of the Company to the Holder of such Note not less than fifteen days prior to such Interest Payment Date.

REDEMPTION DATE:

         The term "Redemption Date" for a Note shall mean the date fixed for the redemption of such Note in accordance with the provisions of this Indenture.

REGULATED SUBSIDIARY:

         The term "Regulated Subsidiary" shall mean any Subsidiary which owns or operates facilities used for the generation, transmission or distribution of electric energy and is subject to the jurisdiction of any governmental authority of the United States or any state or political subdivision thereof, as to any of its: rates; services; accounts; issuances of securities; affiliate transactions; or construction, acquisition or sale of any such facilities, except that any "exempt wholesale generator", as defined in 15 USC 79z-5a(a)(1), "qualifying facility", as defined in 18 CFR 29z,101(b)(1), "foreign utility company", as defined in 15 USC 79z-5b(a)(3) and "power marketer", as defined in NORTHWEST POWER MARKETING COMPANY, L.L.C., 75 FERC PARA61,281, shall not be a Regulated Subsidiary.

RESET NOTE:

         The term "Reset Note" shall mean a Fixed Rate Note, with respect to which the Company has the option to reset the interest rate, and a Floating Rate Note, with respect to which the Company has the option to reset the Spread and/or Spread Multiplier.

RESET NOTICE:

         The term "Reset Notice" shall mean a notice sent by the Trustee by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of a Reset Note with respect to which the Company has exercised its option to reset the interest rate or the Spread and/or the Spread Multiplier, indicating (i) that the Company has elected to exercise such option, (ii) such new interest rate or Spread and/or Spread Multiplier and (iii) any provisions for redemption of such Note during the Subsequent Interest Period commencing on the applicable Optional Interest Reset Date.

RESPONSIBLE OFFICER:

         The term "responsible officer" or "responsible officers" when used with respect to the Trustee shall mean one or more of the following: the chairman of the board of directors, the vice chairman of the board of directors, the chairman of the executive committee, the vice chairman of the executive committee, the chairman of the trust committee, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any second or assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, any assistant trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

REUTERS SCREEN USPRIME1:

    The term "Reuters Screen USPRIME1" shall mean the display designated as page "USPRIME1" on the Reuters Monitor Money Rate Service (or such other page which may replace the USPRIME1 page on such service for the purpose of displaying the prime rate or base lending rate of major banks).

SPREAD:

         The term "Spread" applicable to a particular Floating Rate Note shall mean the number of Basis Points above or below the Base Rate for such Floating Rate Note as specified in the applicable Company Order, used in the calculation of the Interest Rate for such Floating Rate Note.

SPREAD MULTIPLIER:

         The term "Spread Multiplier" applicable to a particular Floating Rate Note shall mean the percentage of the Base Rate (plus or minus any applicable Spread) for such Floating Rate Note as specified in the applicable Company Order, used in the calculation of the Interest Rate for such Floating Rate Note.

STATED MATURITY:

         The term "Stated Maturity", when used with respect to any Note shall mean the date specified in such Note as the date on which the principal of such
Note is due and payable, or the date specified as the Stated Maturity (i) in an Extension Notice or (ii) in accordance with procedures included in the applicable Company Order pursuant to which the Holder may renew such Note.

SUBSEQUENT INTEREST PERIOD:

         The term "Subsequent Interest Period" shall mean a period from an Optional Interest Reset Date of a Note to the next Optional Interest Reset Date of such Note or, if there is no such next Optional Interest Reset Date, to the Stated Maturity of such Note.

SUBSIDIARY:

         The term "Subsidiary" shall mean any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries.

TREASURY:

         The term "Treasury" shall mean the United States Department of Treasury.

TREASURY BILLS:

         The term "Treasury Bills" shall mean direct obligations of the United States.

TREASURY RATE:

         The term "Treasury Rate" for a particular Floating Rate Note, unless otherwise indicated in the applicable Company Order, shall mean, with respect to any Treasury Rate Interest Determination Date, the rate resulting from the most recent auction of Treasury Bills having the Index Maturity specified in the applicable Company Order, as such rate is published in H.15(519) under the heading "Treasury bills-auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Deter-mination Date, the average auction rate on such Treasury Rate Determination
Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the Treasury. In the event that the results of the auction of Treasury Bills having the specified Index Maturity are not reported as provided above by 3:00 P.M., New York City time, on such Calculation Date pertaining to such Treasury Rate Determination Date, or if no such auction is held in a particular week, then the Treasury Rate with respect to such Treasury Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately
3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable Company Order; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Treasury
Rate with respect to such Treasury Rate Interest Determination Date shall be the Treasury Rate in effect immediately prior to such Treasury Rate Interest Determination Date.

TREASURY RATE INTEREST DETERMINATION DATE:

         The term "Treasury Rate Interest Determination Date" pertaining to an Interest Reset Date for a Treasury Rate Note shall mean the day of the week in which its Interest Reset Date falls on which Treasury Bills normally would be auctioned; PROVIDED, HOWEVER, that if as a result of a legal holiday an auction is held on the Friday of the week preceding such Interest Reset Date, the related Treasury Rate Interest Determination Date shall be such Friday, unless otherwise specified in the applicable Company Order.

TREASURY RATE NOTES:

         The term "Treasury Rate Notes" shall mean Floating Rate Notes which are specified in the applicable Company Order as bearing interest at an interest rate calculated with reference to the Treasury Rate.

TRUSTEE:

         The term "Trustee" shall mean The First National Bank of Chicago and, subject to Article Nine, shall also include any successor Trustee.

U.S. GOVERNMENT OBLIGATIONS:

         The term "U.S. Government Obligations" shall mean securities that are
(i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under clauses (i) or
(ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

WHOLLY-OWNED SUBSIDIARY:

         The term "Wholly-Owned Subsidiary" shall mean a Subsidiary of which all of the outstanding voting stock (other than directors' qualifying shares) is at the time, directly or indirectly, owned by the Company, or by one or more Wholly-Owned Subsidiaries of the Company or by the Company and one or more Wholly-Owned Subsidiaries.

YIELD TO MATURITY:

         The term "Yield to Maturity" shall mean for a particular Note the yield to maturity of such Note, computed in accordance with generally accepted United States bond yield computation principles and expressed as a percentage, specified in the applicable Company Order.

ZERO COUPON NOTE:

    The term "Zero Coupon Note" means a Note issued at a price representing a discount from the principal amount payable at Maturity and bearing a zero fixed rate of interest.


                                     ARTICLE TWO

              FORM, ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

         SECTION 2.01.  FORM GENERALLY.

         (a) The Notes shall be titled "Medium-Term Notes", and, if such Notes shall be in the form of (a) a Fixed Rate Note which is a Global Note, shall be in substantially the form set forth in EXHIBIT A, (b) a Fixed Rate Note which is not a Global Note, shall be in substantially the form set forth in EXHIBIT B,
(c) a Floating Rate Note which is a Global Note, shall be in substantially the form set forth in EXHIBIT C, and (d) a Floating Rate Note which is not a Global Note, shall be in substantially the form set forth in EXHIBIT D, to this Indenture, or in any such case such other form as shall be established by a Board Resolution, or an Officers' Certificate pursuant to a Board Resolution, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or with applicable law or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. If the form of Notes is established by a Board Resolution, or an Officers' Certificate pursuant to a Board Resolution, a copy of such Board Resolution or Officers' Certificate shall be delivered to the Trustee at or prior to the delivery to the Trustee of the Company Order contemplated by Section 2.05 for the authentication and delivery of such Notes.

         (b) The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         SECTION 2.02. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication on all Notes shall be in substantially the following form:

                       Trustee's Certificate of Authentication

         This is one of the Notes referred to in the within-mentioned
    Indenture.

                                  The First National Bank of
                                       Chicago, as Trustee


                                  By
                                      ---------------------
                                       Authorized Signatory


         SECTION 2.03. AMOUNT UNLIMITED. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

         SECTION 2.04.  DENOMINATIONS, DATES, INTEREST PAYMENT AND RECORD
DATES.

         (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof, unless otherwise specified in the applicable Company Order.

         (b) Each Note shall be dated and issued as of the date of its authentication by the Trustee, and shall bear an Original Issue Date or, as provided in Section 2.12(e), two or more Original Issue Dates; each Note issued upon transfer, exchange or substitution of a Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note, subject to
Section 2.12(e).

         (c) Each Note shall bear interest, if any, at its Interest Rate during each Interest Reset Period for such Note, from the later of (1) its Original Issue Date (or, if pursuant to Section 2.12, a Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount of such Global Note to which that Original Issue Date is applicable), or (2) the most recent date to which any interest has been paid or duly provided for until the principal of such Note is paid or funds are made available for such payment, and Accrued Interest on each Note shall be payable for each Interest Reset Period on the Interest Payment Date immediately subsequent to the Record Date for the payment of interest for such Interest Reset Period.

         (d) All percentages resulting from any calculation of the Interest Rate for a Floating Rate Note shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation shall be rounded to the nearest cent (with one-half cent being rounded upward).

         (e) Each Note shall mature on a date specified in such Note not less than nine months nor more than 30 years after its Original Issue Date, and the principal amount of each outstanding Note shall be payable on the Maturity date specified therein.

         (f) The Person in whose name any Note is registered at the close of business on any Record Date with respect to an Interest Payment Date for such Note shall be entitled to receive the Accrued Interest payable on such Note on such Interest Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date and prior to such Interest Payment Date.

         (g) The Company shall cause the Calculation Agent to calculate each Interest Rate applicable to each Floating Rate Note in accordance with this Indenture, and the Company shall, or shall cause the Calculation Agent to, notify the Trustee of each determination of such Interest Rate promptly after such determination. The Calculation Agent's determination of any Interest Rate shall be final and binding in the absence of manifest error.

         (h) On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee shall furnish to the Company a notice setting forth the total amount of the Accrued Interest payments to be made on such Interest Payment Date, and to the Depositary a notice setting forth the total amount of Accrued Interest payments to be made on Global Notes on such Interest Payment Date. The Trustee will provide monthly to the Company a list of the principal of and any premium and Accrued Interest to be paid on Notes in the next succeeding month and to the Depositary a list of the principal of and any premium and Accrued Interest to be paid on Global Notes in the such succeeding month. Promptly after the first Business Day of each month, the Trustee shall furnish to the Company a written notice setting forth the aggregate principal amount of the Global Notes. The Company will provide to the Trustee not later than the payment date sufficient moneys to pay in full all principal of and any premium and Accrued Interest payments due on such payment date. The Trustee shall be responsible for withholding taxes on interest paid as required by law.

         (i) Upon the request of any Noteholder of a Floating Rate Note, the Trustee shall provide to such Noteholder the Interest Rate then in effect and, if then determined, the Interest Rate that will become effective on the next Interest Reset Date, with respect to such Floating Rate Note.

         SECTION 2.05.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         (a) The Notes shall be executed on behalf of the Company by the Chairman of the Board, the President or any Vice President and by the Secretary or an Assistant Secretary. The signature of any of such officers on any Notes may be manual or facsimile.

         (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with one or more Company Orders for the authentication and delivery of such Notes, and the Trustee in accordance with any such Company Order shall authenticate such Notes and make them available for delivery. Prior to authenticating such Notes, and in accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive the following only at or before the first issuance of Notes, and (subject to Section 9.01) shall be fully protected in relying upon:

         (1) a Board Resolution authorizing this Indenture and the Notes, and if applicable, an appropriate record of any action taken pursuant to such Board Resolution, certified by the Secretary or an Assistant Secretary of the Company;

         (2) an Officers' Certificate designating one or more officers of the Company who are authorized to give Company Orders for the issuance of, and specifying terms of, Notes and, if appropriate, setting forth the form of Notes in accordance with Section 2.01;

         (3)  an Opinion of Counsel stating,

              (A) if the form of Notes has been established by or pursuant to a Board Resolution, an Officers' Certificate pursuant to a Board Resolution, or a supplemental indenture as permitted by Section 2.01, that such form has been established in conformity with this Indenture;

              (B) that the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

              (C) that the Indenture, the Iowa-Illinois Indenture and the Midwest Power Indenture are qualified under the TIA;

              (D) that any supplemental indenture referred to in (A) above has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

              (E) that the Notes, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel consistent with the terms of this Indenture, will constitute legal, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

              (F) that all laws and requirements in respect of the execution, delivery and sale by the Company of the Notes have been complied with;

              (G) that the Company is not in default in any of its obligations under this Indenture, the Iowa-Illinois
         Indenture or the Midwest Power Indenture, and that the issuance of the Notes will not result in any such default; and

              (H) such other matters as the Trustee may reasonably request.

         (d) The Trustee shall have the right to decline to authenticate and deliver any Note:

         (1) if the issuance of such Note pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee;

         (2) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken; or

         (3) if the Trustee in good faith by its Board of Directors, executive committee or a trust committee of directors and/or responsible officers in good faith determines that such action would expose the Trustee to personal liability to Holders of any outstanding Notes.

         (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture; PROVIDED, HOWEVER, that if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.09, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 2.06.  EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES.

         (a) Subject to Section 2.12, Notes may be exchanged for one or more new Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity and having the same terms and Original Issue Date or Dates. Notes to be exchanged shall be surrendered at any of the offices or agencies to be maintained by the Company for such purpose as provided in Section 6.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive.

         (b) The Trustee on behalf of the Company shall keep, at one of said offices or agencies, a register in which, subject to such reasonable regulations as it or the Company may prescribe, the Trustee shall register or cause to be registered Notes and shall register or cause to be registered the transfer of Notes as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a
reasonable time.   At all reasonable times such register shall be open for
inspection by the Trustee. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register or cause to be registered and the Trustee shall authenticate and make available for delivery, in the name of the transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity and having the same terms and Original Issue Date or Dates.

         (c) All Notes presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder or the attorney of such Holder duly authorized in writing.

         (d) No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         (e) The Company shall not be required to exchange or register a transfer of any Notes selected, called or being called for redemption except, in the case of any Note to be redeemed in part, the portion thereof not to be so redeemed.

               (f)  If the principal amount and any applicable premium of part but not all of a Global Note is paid, then upon surrender to the Trustee of such Global Note, the Company shall execute, and the Trustee shall authenticate, and make available for delivery, a Global Note in an authorized denomination in aggregate principal amount equal to, and having the same terms and Original Issue Date or Dates as, the unpaid portion of such Global Note.

         SECTION 2.07.  MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

         (a) In case any temporary or definitive Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Note of like form and principal amount and having the same terms and Original Issue Date or Dates and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, the Trustee, any Authenticating Agent or Note registrar such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of a Note, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         (b) The Trustee may authenticate any such substituted Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company, the Trustee, any Authenticating Agent or Note registrar such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

         (c) Every substituted Note issued pursuant to this Section 2.07 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not such destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.08. TEMPORARY NOTES. Pending the preparation of definitive Notes, the Company may execute and the Trustee shall authenticate and make available for delivery, temporary Notes (printed, lithographed or otherwise reproduced). Temporary Notes shall be issuable in any authorized denomination and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company will execute and register and will deliver to the Trustee definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at the Corporate Trust Office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor to the Noteholders. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes authenticated and made available for delivery hereunder.

         SECTION 2.09. CANCELLATION OF NOTES PAID, ETC. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be surrendered to the Trustee for cancellation and promptly cancelled by it and no Notes shall be issued in lieu thereof except as expressly permitted by this Indenture. All Notes so cancelled shall be retained by the Trustee. If the Company shall acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are cancelled by the Trustee.

         SECTION 2.10. INTEREST RIGHTS PRESERVED. Each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to unpaid Accrued Interest, and interest to accrue, which were carried by such other Note, and each such Note shall be so dated that neither gain nor loss of interest shall result from such transfer, exchange or substitution.

         SECTION 2.11. PAYMENT OF NOTES. Unless otherwise specified in the applicable Company Order, the principal of and any premium and Accrued Interest on all Notes shall be payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as follows:

         (a) On or before 10:00 a.m., New York City time, of the day on which any payment of principal, Accrued Interest or premium is due on any Global Note pursuant to the terms thereof, the Company shall deliver to the Trustee immediately available funds sufficient to make such payment. On or before 10:30 a.m., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment is due, the Trustee shall deposit with the Depositary such funds by wire transfer into the account specified by the Depositary. As a condition to the payment at the Maturity of any part of the principal and any applicable premium of any Global Note, the Depositary shall surrender, or cause to be surrendered, such Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary pursuant to Section 3.03(d).

         (b) With respect to any Note that is not a Global Note, principal, any premium and Accrued Interest due at the Maturity of such Note shall be payable in immediately available funds when due upon presentation and surrender of such Note at the Corporate Trust Office of the Trustee; PROVIDED that this Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Accrued Interest on (and, in the case of Amortizing Notes, installments of principal of) any Note that is not a Global Note (other than Accrued Interest or such installments payable at Maturity) shall be paid by a clearinghouse funds check mailed on the Interest Payment Date; PROVIDED, HOWEVER, that if any Holder of Notes, the aggregate principal amount of which equals or exceeds $10,000,000, provides a written request to the Trustee on or before the applicable Record Date for such Interest Payment Date, Accrued Interest (and such installments of principal) shall be paid by wire transfer of immediately available funds to a bank within the continental United States or by direct deposit into the account of such Holder if such account is maintained with the Trustee.

         SECTION 2.12.  NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE.

         (a) If the Company shall establish pursuant to Section 2.05 that particular Notes are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 2.05 and the Company Order delivered to the Trustee thereunder, authenticate and make available for delivery, such Global Note or Notes, which (1) shall represent, shall be denominated in an amount equal to the aggregate principal amount of, and shall have the same terms as, the outstanding Notes to be represented by such Global Note or Notes, (2) shall be registered in the name of the Depositary or its nominee, (3) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (4) shall bear a legend substantially to the following effect: "This Note is a Global Note registered in the name of the Depositary or a nominee thereof and, unless and until it is exchanged in whole or in part for the individual Notes represented hereby, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         (b)  Notwithstanding any other provision of Section 2.06 or of this
Section 2.12, unless the terms of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part, only to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary, or to a successor Depositary for such Global Note selected or approved by the Company or to a nominee of such successor Depositary.

         (c) (1) If at any time the Depositary for a Global Note notifies the Company that such Depositary is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for a Global Note shall no longer be registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or any successor statute or regulation, the Company may appoint a successor Depositary with respect to such Global Note. If (A) a successor Depositary for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, or (B) any Notes are represented by a Global Note at a time when an Event of Default with respect to the Notes shall have occurred and be continuing, then in each case the Company's election pursuant to the applicable Company Order shall no longer be effective with respect to such Global Note and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of like tenor and terms in exchange for such Global Note, shall authenticate and make available for delivery, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note in exchange for such Global Note. The Trustee shall not be charged with knowledge of notice of the ineligibility of a Depositary unless a responsible officer assigned to and working in its corporate trust administration department shall have actual knowledge thereof.

              (2) The Company may at any time and in its sole discretion determine that one or more Notes issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of like tenor and terms in exchange for such Global Note or Notes, shall authenticate and make available for delivery, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

              (3) If agreed upon by the Company and the Depositary with respect to Notes issued in the form of a Global Note, the Depositary for such Global Note shall surrender such Global Note in exchange in whole or in part for individual Notes of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and make available for delivery, without a service charge, (A) to each Person specified by the Depositary, a new Note or Notes of like tenor and terms, and of any authorized denominations as requested by such Person in aggregate principal amount equal to and in exchange for the beneficial interest of such Person in such Global Note; and (B) to such Depositary a new Global Note of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

              (4)  In any exchange provided for in Section 2.12(c)(1),(2) or
(3), the Company will execute and the Trustee will authenticate and make available for delivery, individual Notes in definitive registered form in authorized denominations. Upon the exchange of a Global Note for individual Notes, such Global Note shall be cancelled by the Trustee. Notes issued in exchange for a Global Note pursuant to this Section 2.12 shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the Persons in whose names such Notes are so registered, or if the Depositary shall refuse or be unable to deliver such Notes, the Trustee shall deliver such Notes to the Persons in whose names such Notes are registered, unless otherwise agreed upon by the Trustee and the Company.

         (d) Neither the Company, the Trustee or any Authenticating Agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         (e) Pursuant to the provisions of this subsection, at the option of the Trustee and upon thirty days' written notice to the Depositary, the Depositary shall be required to surrender any two or more Global Notes which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes so surrendered to the Trustee, and such new Global Note shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment Date applicable to any of the Global Notes so surrendered to the Trustee. Upon any exchange of any Global Note with two or more Original Issue Dates, whether pursuant to this Section or pursuant to Section 2.06 or Section 3.03, the aggregate principal amount of the Notes with a particular Original Issue Date shall be the same before and after such exchange, giving effect to any retirement of Notes and the Original Issue Dates applicable to such Notes occurring in connection with such exchange.

         SECTION 2.13. CUSIP NUMBERS. The Company in issuing Notes may use CUSIP numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Noteholders; PROVIDED that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Notes or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                    ARTICLE THREE

               REDEMPTION OF NOTES; REPAYMENT PRIOR TO STATED MATURITY

         SECTION 3.01. APPLICABILITY OF REDEMPTION PROVISIONS. Unless otherwise specified in the applicable Company Order, the Notes will not be subject to any sinking fund. If a Company Order specifies an Initial Redemption Date for a Note, the Company shall have an option to redeem such Note prior to its Stated Maturity on the date or dates and at the prices specified in such Company Order, all as provided for in Sections 3.02 and 3.03.

         SECTION 3.02.  NOTICE OF REDEMPTION; SELECTION OF NOTES.

         (a) The election of the Company to redeem any Notes shall be evidenced by a Board Resolution which shall be given with notice of such redemption to the Trustee at least ten Business Days prior to the giving of the notice of redemption to Holders of such Notes. The selection of Notes or portions thereof to be redeemed prior to their Stated Maturity shall be in the sole discretion of the Company; PROVIDED that the Company shall give notice thereof to the Trustee in accordance with Section 3.02(b). Each Note which by its terms is redeemable prior to its Stated Maturity may be redeemed by the Company in whole or in part without also redeeming any other Note which is redeemable prior to its Stated Maturity.

         (b) Notice of redemption to each Holder of Notes to be redeemed as a whole or in part shall be given by the Company (or, at the Company's request, by the Trustee in the name and at the expense of the Company) in the manner provided in Section 15.10 at least 30 but not more than 60 calendar days prior to the Redemption Date. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Noteholder receives the notice. In any case, failure duly to give such notice, or any defect in such notice, to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

         (c) Each such notice shall specify the Redemption Date, the places of redemption and the redemption price at which such Notes are to be redeemed, and shall state that payment of the redemption price of such Notes or portion thereof to be redeemed will be made on surrender of such Notes at such places of redemption, that Accrued Interest to the Redemption Date will be paid as specified in such notice and that from and after such date interest thereon will cease to accrue. If less than all the Notes having the same terms are to be redeemed, the notice shall specify the particular Notes or portions thereof to be redeemed. In case any Note is to be redeemed in part only, the notice which relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that, upon surrender of such Note, a new Note or Notes having the same terms in aggregate principal amount equal to the unredeemed portion thereof will be issued.

         (d) If at the time of the mailing of any notice of redemption the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee or held by it and available to be used for the redemption of Notes to redeem all the Notes called for redemption, such notice may state that it is subject to the receipt of the redemption moneys by the Trustee before the Redemption Date and that such notice shall be of no effect unless such moneys are so received before such date.

         SECTION 3.03. PAYMENT OF NOTES ON REDEMPTION; DEPOSIT OF REDEMPTION PRICE.

         (a)  If notice of redemption shall have been given as provided in
Section 3.02, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with Accrued Interest to the Redemption Date of such Notes, and on and after the Redemption Date; PROVIDED that the Company shall have deposited with the Trustee on or prior to the Redemption Date funds in an amount sufficient to pay the redemption price together with Accrued Interest to the Redemption Date of such Notes. Interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with Accrued Interest to the Redemption Date of such Notes; PROVIDED, HOWEVER, that any payments due with respect to such Note prior to the Redemption Date shall be payable to the Holders of record of such Notes at the close of business on the relevant Record Date specified in the applicable Company Order. On presentation and surrender of such Notes at such a place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable Redemption Price.

         (b) The Company shall not mail any notice of redemption of Notes during the continuance of any Event of Default, except that (1) where notice of redemption of any Notes has theretofore been mailed, the Company shall redeem such Notes; PROVIDED that funds have theretofore been deposited for such purpose, and (2) notices of redemption of all outstanding Notes may be given during the continuance of an Event of Default.

         (c) If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and any premium on such Note, shall until paid bear interest from the date fixed for redemption at the rate borne by such Note.

         (d) Upon surrender of any Note redeemed in part only, the Company shall execute and register, and the Trustee shall authenticate and make available for delivery, a new Note or Notes of authorized denominations in aggregate principal amount equal to, and having the same terms and Original Issue Date or Dates as, the unredeemed portion of the Note so surrendered.

         SECTION 3.04.  REPAYMENT AT THE OPTION OF THE HOLDER.

         (a) Unless otherwise specified in the applicable Company Order, Notes shall not be repayable prior to Stated Maturity at the option of the Holder. If so specified, a Note shall be repayable at the option of the Holder, in whole or in part, on a date or dates prior to Stated Maturity and at a price or prices specified in the applicable Company Order, plus accrued and unpaid interest to but excluding the date of repayment.

         (b) In order for a Note that is repayable at the option of the Holder to be repaid prior to Stated Maturity, such Holder shall deliver or cause to be delivered to the Trustee at least 30 but not more than 45 calendar days prior to the repayment date: (i) the Note with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed, or (ii) a telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed shall be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission, hand delivery or letter, if such Note and form duly completed are received by the Trustee by such fifth Business Day.

         (c) Exercise of the repayment option by the Holder of a Note shall be irrevocable, except that a Holder who has tendered a Note for repayment may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to the repayment date.

         (d) Unless otherwise specified in the applicable Company Order, the repayment option may be exercised by the Holder of a Note for less than the entire principal amount of the Note; PROVIDED that the principal amount of the Note remaining outstanding after such repayment is an authorized denomination. Upon such partial repayment such Note will be cancelled and a new Note or Notes for the remaining principal amount thereof shall be issued in the name of the Holder thereof.

         (e) While any Note is represented by one or more Global Notes, any such option for repayment may be exercised by the applicable participant in the Depositary that has an account for Notes with the Depositary, on behalf of the beneficial owners of the Note represented by such Global Note or Notes, by delivering a written notice substantially similar to the above-mentioned form duly completed to the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), at least 30 but not more than 60 calendar days prior to the date of repayment. Notices of election from such participants on behalf of beneficial owners of the Global Note or Notes representing such Notes to exercise their option to have such Notes repaid shall be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and shall be irrevocable. In addition, beneficial owners of the Global Note or Notes representing Notes shall effect delivery to the Depositary at the time such notices of election are given by causing the applicable participant to transfer such beneficial owner's interest in the Global Note or Notes representing such Notes, on the Depositary's records, to the Trustee.

         SECTION 3.05.  EXTENSION.

         (a) If a Company Order specifies an Extension Period or Periods for a Note, the Company shall have an option to extend the Stated Maturity of such Note for one or more Extension Periods specified in such Company Order, but not beyond the Final Maturity Date specified therein. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to the Pre-Exercise Stated Maturity Date of such Note, and after receipt of such notification, the Trustee shall send not later than 40 calendar days prior to such Pre-Exercise Stated Maturity Date an Extension Notice to the Holder of such Note.

         (b) Upon the sending by the Trustee of an Extension Notice to the Holder of a Note, the Stated Maturity of such Note will be extended automatically, and, except as modified by the Extension Notice and, subject to Section 3.05(c) and (d), such Note will have the same terms as prior to the sending of such Extension Notice.

         (c) Notwithstanding Sections 3.05(a) and (b), not later than 20 calendar days prior to the Pre-Exercise Stated Maturity Date, the Company may, at its option, revoke the interest rate, in the case of a Fixed Rate Note, or the Spread and/or Spread Multiplier, in the case of a Floating Rate Note, provided for in the Extension Notice and establish a higher interest rate, in the case of a Fixed Rate Note, or a Spread and/or Spread Multiplier resulting in a higher interest rate, in the case of a Floating Rate Note, for the Extension Period by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such higher interest rate or Spread and/or Spread Multiplier resulting in a higher interest rate, as the case may be, to the Holder of such Note, and such notice will be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher interest rate, in the case of a Fixed Rate Note, or Spread and/or Spread Multiplier resulting in a higher interest rate, in the case of a Floating Rate Note, for the Extension Period, whether or not tendered for repayment as provided in Section 3.05(d).

         (d) If the Company extends the Stated Maturity of a Note (including, if such Stated Maturity has previously been extended, the Stated Maturity as previously extended), the Holder of such Note shall have the option to elect repayment of such Note, in whole but not in part, by the Company on the Pre-Exercise Stated Maturity Date (including, if such Stated Maturity has previously been extended, the last day of the then current Extension Period), at a price equal to the principal amount thereof plus accrued and unpaid interest to but excluding such date. In order for a Note to be so repaid on the Pre-Exercise Stated Maturity Date, the Holder thereof must follow the procedures set forth in Section 3.04 for optional repayment, except that the period for delivery of such Note or notification to the Trustee will be at least 25 but not more than 35 calendar days prior to the Pre-Exercise Stated Maturity Date. A Holder who has tendered a Note for repayment following receipt of an Extension Notice may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to the Pre-Exercise Stated Maturity Date.

         SECTION 3.06.  RESET NOTES.

         (a) If a Company Order specifies Optional Interest Reset Dates for a Note, the Company shall have an option to reset the interest rate of a Fixed Rate Note or the Spread and/or Spread Multiplier of a Floating Rate Note, subject to any formula for such resetting specified in such Company Order. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to an Optional Interest Reset Date for such Note. If the Company so notifies the Trustee of such exercise, the Trustee shall send not later than 40 calendar days prior to such Optional Interest Reset Date, by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of such Note, a Reset Notice, including the date or dates on which or the period or periods during which and the price or prices at which redemption of such Note may occur during the Subsequent Interest Period commencing on such Optional Interest Reset Date.

         (b) Notwithstanding Section 3.06(a), not later than 20 calendar days prior to an Optional Interest Reset Date for a Note, the Company may, at its option, revoke the interest rate, in the case of a Fixed Rate Note, or the Spread and/or Spread Multiplier, in the case of a Floating Rate Note, provided for in a Reset Notice and establish a higher interest rate, in the case of a Fixed Rate Note, or a Spread and/or Spread Multiplier resulting in a higher interest rate, in the case of a Floating Rate Note, for the Subsequent Interest Period commencing on such Optional Interest Reset Date by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such higher interest rate or Spread and/or Spread Multiplier resulting in a higher interest rate, as the case may be, to the Holder of such Note, and such notice will be irrevocable. All Notes with respect to which the interest rate or Spread and/or Spread Multiplier is reset on an Optional Interest Reset Date to a higher interest rate or Spread and/or Spread Multiplier resulting in a higher interest rate will bear such higher interest rate, in the case of a Fixed Rate Note, or Spread and/or Spread Multiplier resulting in a higher interest rate, in the case of a Floating Rate Note, whether or not tendered for repayment as provided in Section 3.06(c).

         (c) If the Company elects prior to an Optional Interest Reset Date to reset the interest rate or the Spread and/or Spread Multiplier of a Note, the Holder of such Note shall have the option to elect repayment of such Note, in whole but not in part, by the Company on such Optional Interest Reset Date at a price equal to the principal amount thereof plus accrued and unpaid interest to but excluding such Optional Interest Reset Date. In order for a Note to be so repaid on an Optional Interest Reset Date, the Holder thereof must follow the procedures set forth in Section 3.04, except that the period for delivery of such Note or notification to the Trustee will be at least 25 but not more than 35 calendar days prior to such Optional Interest Reset Date. A Holder who has tendered a Note for repayment following receipt of a Reset Notice may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to such Optional Interest Reset Date.

                                     ARTICLE FOUR

                                 FIRST MORTGAGE BONDS

         SECTION 4.01. ISSUANCE RESTRICTIONS. So long as any Notes are outstanding, the Company will not (a) issue additional First Mortgage Bonds except to replace any mutilated, lost, destroyed or stolen First Mortgage Bonds or to effect exchanges and transfers of First Mortgage Bonds or (b) subject to the lien of the Iowa-Illinois Indenture or the Midwest Power Indenture any property which is (i) excepted and excluded from the Iowa-Illinois Indenture and the lien and operation thereof by the terms of the Iowa-Illinois Indenture, or (ii) is "Excepted Property" under the Midwest Power Indenture, unless (A) concurrently with the issuance of such First Mortgage Bonds or subjection of any such property to either such lien, the Company issues, and the trustee under the Bond Indenture under which such First Mortgage Bonds are issued or under the lien of which such property becomes subject, authenticates and delivers to the Trustee, a First Mortgage Bond or Bonds in an aggregate principal amount equal to the aggregate principal amount of the Notes then outstanding, and (B) concurrently with and as a condition precedent to the issuance of any Notes thereafter, the Company issues, and the trustee under the applicable Bond Indenture authenticates and delivers to the Trustee, a First Mortgage Bond or Bonds in an aggregate principal amount equal to the aggregate principal amount of the Notes to be issued, and in each such case such First Mortgage Bonds shall have the same Stated Maturity, bear interest at the same rates, have redemption and other terms and provisions which are the same as, the Notes then outstanding or to be issued, as the case may be.

         SECTION 4.02. FIRST MORTGAGE BONDS HELD BY THE TRUSTEE. First Mortgage Bonds delivered to the Trustee pursuant to Section 4.01 shall be fully registered in the name of the Trustee, which shall hold such First Mortgage Bonds in trust for the benefit of the Holders from time to time of the Notes, to provide the security of the First Mortgage Bonds for (a) the full and prompt payment of the principal of each Note when and as the same shall become due in accordance with the terms and provisions of this Indenture, either at the Stated Maturity thereof, upon acceleration of the maturity thereof or upon call for redemption, and (b) the full and prompt payment of any premium and interest on each Note when and as the same shall become due in accordance with the terms and provisions of this Indenture.

         SECTION 4.03. TRUSTEE TO EXERCISE RIGHTS OF FIRST MORTGAGE BONDHOLDER. As a holder of First Mortgage Bonds, the Trustee shall have and exercise all of the rights of a holder of First Mortgage Bonds possessed under the Bond Indenture under which such First Mortgage Bonds were issued.

         SECTION 4.04. NO TRANSFER OF FIRST MORTGAGE BONDS; EXCEPTION. Except as required to effect an assignment to a successor trustee under this Indenture, the Trustee shall not sell, assign or transfer any First Mortgage Bonds held by it pursuant to this Indenture and the Company shall issue stop transfer instructions to the trustees and any transfer agents under the Bond Indentures to effect compliance with this Section 4.04.

         SECTION 4.05. RELEASE OF FIRST MORTGAGE BONDS. When (a) all of the principal of and any premium and interest on all Notes shall have been paid or provision therefor duly made in accordance with this Indenture, or (b) all Notes shall have been delivered to the Trustee for cancellation by or on behalf of the Company, or (c) no Note is any longer outstanding under this Indenture and all conditions in Article Five have been satisfied, the Trustee shall upon request of the Company, within five Business Days thereafter, deliver to the Company without charge all First Mortgage Bonds held by the Trustee under this Indenture, together with such appropriate instruments of release as may be required; the First Mortgage Bonds so acquired by the Company shall be delivered for cancellation to the trustee under the Bond Indenture under which they were issued.

         SECTION 4.06.  VOTING OF FIRST MORTGAGE BONDS.

         (a) The Trustee, as a holder of First Mortgage Bonds, shall attend meetings of Bondholders under the Bond Indenture under which they were issued, and either at such meeting, or otherwise when the consent of such Bondholders is sought without a meeting, the Trustee shall vote the outstanding principal amount of such First Mortgage Bonds, or shall consent with respect thereto, proportionally with respect to the holders all other First Mortgage Bonds then outstanding under such Bond Indenture and eligible to vote or consent.

         (b) Notwithstanding Section 4.06(a), the Trustee shall not vote any portion of the outstanding principal amount of the First Mortgage Bonds held by it hereunder in favor of, or give its consent to, any action which, in the opinion of the Trustee, would materially adversely affect the interests of the Noteholders, except with the appropriate consent of the Noteholders.

         SECTION 4.07. DISCHARGE OF BOND INDENTURE. The Trustee shall surrender for cancellation to the trustee under a Bond Indenture all First Mortgage Bonds then held by the Trustee and issued under such Bond Indenture upon receipt by the Trustee of:

         (a) an Officers' Certificate requesting such surrender for cancellation of such First Mortgage Bonds, and to the effect that no First Mortgage Bonds are outstanding under such Bond Indenture other than First Mortgage Bonds held by the Trustee hereunder and that promptly upon such surrender such Bond Indenture will be satisfied and discharged pursuant to the terms thereof; and

         (b) an Opinion of Counsel to the effect that upon satisfaction and discharge of such Bond Indenture the property formerly subject to the lien of such Bond Indenture will be subject to no lien except Permitted Encumbrances.

                                     ARTICLE FIVE

                    SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

         SECTION 5.01. SATISFACTION AND DISCHARGE. This Indenture shall, upon the request of the Company set forth in an Officers' Certificate, cease to be of further effect and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)  either

         (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07, (ii) Notes for which payment money has theretofore been deposited with or paid to the Trustee and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancellation; or

         (B) all such Notes not theretofore delivered to the Trustee for cancellation,

              (i)  have become due and payable, or

             (ii) will become due and payable at their Stated Maturity within one year, or

            (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company,

    and the Company, in the case of (i), (ii) or (iii) of this subclause (B), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in United States dollars, U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will ensure the availability of United States dollars, or a combination of United States dollars and U.S. Government Obligations, sufficient to pay and discharge the entire indebtedness on such Notes for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; PROVIDED, HOWEVER, in the event a petition for relief under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Notes shall not be deemed terminated or discharged;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Notes have been complied with; and

         (4) the Company has delivered to the Trustee an Opinion of Counsel or a ruling by the Internal Revenue Service to the effect that Holders of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and discharge.

Notwithstanding the satisfaction and discharge of this Indenture, this Indenture shall continue in effect as to (i) rights of registration of transfer and exchange of Notes, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and any premium and interest thereon, upon the original stated due dates therefor (but not upon acceleration of maturity), (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Holders of Notes as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.07 shall survive.

         SECTION 5.02. DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE. Subject to Section 5.03, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 5.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Notes for the payment or redemption of which such moneys and U.S.

Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and premium, if any, and interest.

         SECTION 5.03. RETURN OF UNCLAIMED MONEYS. Any moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Notes and not applied but remaining unclaimed by the Holders of such Notes for two years after the date upon which the principal of or any premium or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand and all liability of the Trustee shall thereupon cease; and any Holder of any of such Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect; PROVIDED, HOWEVER, that the Trustee before being required to make any such repayment, may at the expense of the Company cause to be mailed to such Holder notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 5.04. REINSTATEMENT. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 5.01 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture with respect to the Notes to which such money or U.S. Government Obligations were to have been applied shall be revived and reinstated as though no deposit had occurred pursuant to Section
5.01 until such time as the Trustee is permitted to apply such money or U.S. Government Obligations in accordance with Section 5.01; PROVIDED, HOWEVER, that if the Company has made any payment of principal of or any premium or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee.


                                     ARTICLE SIX

                         PARTICULAR COVENANTS OF THE COMPANY

         SECTION 6.01.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.  The
Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on each of the Notes at the places, at the respective times and in the manner provided in such Notes.

         SECTION 6.02. OFFICE FOR NOTICES AND PAYMENTS, ETC. So long as any of the Notes remain outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided, and where, at any time when the Company is obligated to make a payment upon Notes (other than a payment as to which it is permitted to make such payment by check), the Notes may be presented for payment, and shall maintain at any such office or agency and at its principal office an office or agency where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served; PROVIDED that the Company may maintain at its principal executive offices, one or more other offices or agencies for any or all of the foregoing purposes; the Company hereby appoints the Trustee as agent of the Company for the foregoing purposes. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the Corporate Trust Office of the Trustee.

         SECTION 6.03. APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 9.11, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 6.04.  ANNUAL STATEMENT AND NOTICE.

         (a) The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company, beginning with the fiscal year ending December 31, 1996, an Officers' Certificate which complies with TIA Section 314(a)(4) stating that in the course of the performance by the signers of their duties as officers of the Company they would obtain knowledge of any default by the Company in the performance of any covenant contained in this Indenture or an Event of Default stating whether they have obtained knowledge of any such default or such Event of Default, and, if so, specifying each such default or such Event of Default of which the signers have knowledge, and the nature and status thereof.

         (b) The Company shall give to the Trustee written notice of the occurrence of an Event of Default within five days after the Company becomes aware of such occurrence.

         SECTION 6.05. CORPORATE EXISTENCE. Subject to Article Twelve, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

         SECTION 6.06. LIMITATION UPON MORTGAGES AND LIENS. The Company will not at any time directly or indirectly create or assume and will not cause or permit a Subsidiary directly or indirectly to create or assume, except in favor of the Company or a Wholly-Owned Subsidiary, any mortgage, pledge or other lien or encumbrance upon any Principal Facility or any interest it may have therein or upon any stock of any Regulated Subsidiary or any indebtedness of any Subsidiary to the Company or any other Subsidiary, whether now owned or hereafter acquired, without making effective provision (and the Company covenants that in such case it will make or cause to be made, effective provision) whereby the outstanding Notes and any other indebtedness of the Company then entitled thereto shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any such other obligations and indebtedness shall be so secured; PROVIDED, HOWEVER, that the foregoing covenant shall not be applicable to the lien of the Iowa-Illinois Indenture, the lien of the Midwest Power Indenture or Permitted Encumbrances.

         SECTION 6.07. WAIVER OF CERTAIN COVENANTS. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Article Four or Section 6.06 (and if so specified, any other covenant not set forth herein and specified pursuant to Section 2.05 to be applicable to any Notes, except as otherwise provided pursuant to Section 2.05), if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Notes then outstanding shall either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no waiver shall extend to or affect such term, provision or condition except to the extent expressly so waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                    ARTICLE SEVEN

                     NOTEHOLDER LISTS AND REPORTS BY THE COMPANY
                                   AND THE TRUSTEE

         SECTION 7.01. NOTEHOLDER LISTS. The Company will, so long as any Notes are outstanding under this Indenture, furnish or cause to be furnished to the Trustee within 15 days prior to each Interest Payment Date on Notes then outstanding, and at such other times as the Trustee may request in writing, the information required by TIA Section 312(a), which the Trustee shall preserve as required by TIA Section 312(a). The Trustee shall also comply with TIA Section 312(b), but the Trustee, the Company and each Person acting on behalf of the Trustee or the Company shall have the protection of TIA Section 312(c).

         SECTION 7.02.  SECURITIES AND EXCHANGE COMMISSION REPORTS.  The
Company shall (a) file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the reports, information and documents (or portions thereof) required to be so filed pursuant to TIA Section 314(a), and (b) comply with the other provisions of TIA Section 314(a).

         SECTION 7.03. REPORTS BY THE TRUSTEE. The Trustee shall (a) transmit within 60 days after May 15 in each year, beginning with the year 1997, to the Noteholders specified in TIA Section 3.13(c) and to the Securities and Exchange Commission, a brief report dated as of such May 15 and complying with the requirements of TIA Section 313(a), but no report shall be required if no event described in TIA Section 313(a) shall have occurred within the previous twelve months ending on such date. The Trustee shall also comply with the other provisions of TIA Section 313(b)(2).


                                    ARTICLE EIGHT

                       REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                                 ON EVENT OF DEFAULT

         SECTION 8.01. EVENTS OF DEFAULT. "Event of Default" wherever used herein with respect to any Notes means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (and premium, if any, on) any Note at its Maturity; or

         (3) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section
    8.01 specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (4) default (i) in the payment of any principal of or interest on any Indebtedness of the Company or any Subsidiary of the Company (other than Notes), aggregating more than $10,000,000 in principal amount, when due after giving effect to any applicable grace period or (ii) in the performance of any other term or provision of any Indebtedness of the Company or any Subsidiary of the Company (other than Notes) in excess of $10,000,000 principal amount that results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled, or such Indebtedness shall not have been discharged, within a period of 15 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default or defaults and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry against the Company or any Subsidiary of the Company of one or more judgments, decrees or orders by a court having jurisdiction in the premises from which no appeal may be or is taken for the payment of money, either individually or in the aggregate, in excess of $10,000,000, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 45 consecutive days after the amount thereof is due without a stay of execution and there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such entry and continuance of such judgment, decree or order and stating that such notice is a "Notice of Default" hereunder; or

         (6) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (7) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (8) any other Event of Default provided with respect to the particular Note specified in the applicable Company Order.

         SECTION 8.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to the Notes then outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable. Upon payment of such amount in United States dollars, all obligations of the Company in respect of the payment of principal of the Notes shall terminate.

         At the time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum in United States dollars sufficient to pay

         (A)  all overdue installments of interest on all Notes,

         (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Notes,

         (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Note at the rate borne by such Note, and

         (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

    and

         (2) All Events of Default with respect to the Notes, other than the nonpayment of the principal of Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in
    Section 8.11.

No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

         SECTION 8.03. COLLECTION AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if

         (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of principal of (or premium, if any, on) any Notes as and when the name shall have become due and payable,

the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the amount then due and payable on such Notes for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor under such Notes, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes wherever situated.

         If an Event of Default with respect to any Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 8.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In the case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Notes shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (or, if any Notes are Original Issue Discount Securities, the Amortized Face Amount thereof or such other portion of the principal amount as may be due and payable with respect to such Original Issue Discount Notes pursuant to a declaration in accordance with Section 8.02) (and premium, if any) and interest owning and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Notes allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee and amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.06.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 8.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of such Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

         SECTION 8.06. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee with respect to any of the Notes shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due to the Trustee pursuant to Section 9.07;

         SECOND: In case the principal of the Notes then outstanding in respect of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Notes, in the order of the maturity of the installments of such interest, with interest (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto;

         THIRD: In case the principal of the Notes then outstanding in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal and any premium and interest thereon, with interest on the overdue principal and any premium and (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal and any premium and interest without preference or priority of principal and any premium over interest, or of interest over principal and any premium or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and any premium and accrued and unpaid interest; and

         FOURTH: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may lawfully be entitled to the same, or as a court of competent jurisdiction may determine.

         SECTION 8.07.  PROCEEDINGS BY NOTEHOLDERS.

         (a) No Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default with respect to such Note and of the continuance thereof, as hereinabove provided, and unless also the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and the Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Notes.

         (b) Notwithstanding any other provision in this Indenture, however, the rights of any Holder of any Note to receive payment of the principal of and any premium and interest on such Note, on or after the respective due dates expressed in such Note (or, in the case of redemption, on the Redemption Date), or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

         SECTION 8.08. PROCEEDINGS BY TRUSTEE. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 8.09. REMEDIES CUMULATIVE AND CONTINUING. All powers and remedies given by this Article Eight to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any powers and remedies hereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to Section 8.07, every power and remedy given by this Article Eight or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

         SECTION 8.10. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

         SECTION 8.11. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY NOTEHOLDERS. The Holders of a majority in aggregate principal amount of the Notes then outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that (subject to Section 9.01) the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability or would be unduly prejudicial to the rights of Noteholders not joining in such directions. Prior to any declaration accelerating the Maturity of the Notes, the Holders of a majority in aggregate principal amount of the Notes then outstanding may on behalf of all of the Holders of all of the Notes waive any past default or Event of Default hereunder and its consequences, except a default (i) in the payment of principal of or any premium or interest on any Note or (ii) in respect of a covenant or provision hereof which pursuant to Section 13.02 cannot be modified or amended without the consent of the Holder of each Note then outstanding that would be affected thereby. Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of the Indenture and the Notes, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 8.12. NOTICE OF DEFAULT. The Trustee shall, within 90 days after the occurrence of a default with respect to the Notes, give to all Holders of the Notes specified in TIA Section 3.13(c), in the manner provided in Section 15.10, notice of such default, unless such default shall have been cured before the giving of such notice, the term "default" for the purpose of this Section 8.12 being hereby defined to be any event which is or after notice or lapse of time or both would become an Event of Default; PROVIDED that, except in the case of default in the payment of the principal of or any premium or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers in good faith determines that the withholding of such notice is in the interests of the Holders of the Notes. The Trustee shall not be charged with knowledge of any Event of Default unless a responsible officer of the Trustee assigned to the corporate trust division of the Trustee shall have actual knowledge of such Event of Default.

         SECTION 8.13. UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this Section 8.13 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes then outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or any premium or interest on any Note on or after the due date expressed in such Note.

                                  ARTICLE NINE

                             CONCERNING THE TRUSTEE

         SECTION 9.01.  CERTAIN DUTIES AND RESPONSIBILITIES.

    (a)  Except during the continuance of an Event of Default,

         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

    (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

         (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section 9.01.

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Notes at the time outstanding, determined as provided in Section 10.04, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 9.01.

         SECTION 9.02. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder the Trustee shall transmit by mail to all Holders as their names and addresses appear in the Note register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Note or in the payment of any sinking fund installment with respect to any Notes, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of such Notes; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 8.01(3), no such notice to Holders shall be given until at least 30 days after occurrence thereof. For the purpose of this Section 9.02, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         SECTION 9.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 9.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, or the books and records of the Company, unless requested in writing to do so by the Holders of a majority in aggregate principal amount of the Notes then outstanding; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 9.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

         SECTION 9.05. MAY HOLD NOTES. The Trustee, any Authenticating Agent, any Paying Agent, any Note registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 9.08 and 9.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note registrar or such other agent.

         SECTION 9.06. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 9.07.  COMPENSATION AND REIMBURSEMENT. The Company agrees:

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnity the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any its powers or duties hereunder.

         The provisions of this Section 9.07 shall survive this Indenture.

         SECTION 9.08.  DISQUALIFICATION; CONFLICTING INTERESTS.

         (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 9.08, with respect to the Notes, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article Nine.

         (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section 9.08, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders as their names and addresses appear in the Note registrar, notice of such failure.

         (c) For the purposes of this Section 9.08, the Trustee shall be deemed to have a conflicting interest with respect to the Notes if

         (1) the Trustee is trustee under another indenture under which any securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Notes, PROVIDED that there shall be excluded from the operation of this paragraph this Indenture with respect to any other indenture or indenture under which securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

              (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the TIA, unless the Securities and Exchange Commission shall have found and declared by order pursuant to Section 305(b) or
         Section 307(c) of the TIA that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to such other indenture or indentures, or

              (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to such other indenture or indentures;

         (2) the Trustee or any of its directors or executive officers is an obligor upon the Notes or an underwriter for the Company;

         (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

         (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

         (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

         (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Notes and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

         (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

         (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

         (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15.
    If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Notes when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

         The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

         For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

         (d)  For the purposes of this Section 9.08:

         (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

         (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

         (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

         (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

         (5)  The term "Company" means any obligor upon the Notes.

         (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (e) The percentages of voting securities and other securities specified in this Section 9.08 shall be calculated in accordance with the following provisions:

         (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 9.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

         (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

         (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

         (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

              (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

             (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

            (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

             (iv) securities held in escrow if placed in escrow by the issuer thereof;

    PROVIDED, HOWEVER, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

         (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; PROVIDED, HOWEVER, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and

    PROVIDED, FURTHER, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         SECTION 9.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in Chicago, Illinois or New York, New York, to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 9.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Nine.

         SECTION 9.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Nine shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 9.11.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 9.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by the Holders of a majority in aggregate principal amount of the Notes then outstanding, delivered to the Trustee and to the Company.

         (d)  If at any time:

         (1) the Trustee shall fail to comply with Section 9.08(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 9.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 8.13, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 9.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Holders of a majority in aggregate principal amount of the Notes then outstanding delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 9.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 9.11, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 9.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) Every successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section 9.11.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Nine.

         SECTION 9.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

         SECTION 9.13.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         (a) Subject to Subsection (b) of this Section 9.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section 9.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Notes and the holders of other indenture securities, as defined in Subsection (c) of this Section 9.13:

         (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

         (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
Trustee:

         (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

         (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

         (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section 9.13, would occur within four months; or

         (D)  to receive payment on any claim referred to in paragraph (B) or
    (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

         (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

         (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

         (b) There shall be excluded from the operation of Subsection (a) of this Section 9.13 a creditor relationship arising from:

         (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purposes of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this
    Section 9.13;

         (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

         (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section 9.13.

         (c)  For the purposes of this Section 9.13 only:

         (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable;

         (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section 9.13, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

         (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

         (5)  the term "Company" means any obligor upon the Notes; and

         (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

         SECTION 9.14. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Notes remain outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.06, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section
9.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 9.14.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 9.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 9.14.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 9.14, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 9.07.

         If an appointment is made pursuant to this Section 9.07, the Notes may have endorsed thereon, in addition to the

Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                   Trustee's Certificate of Authentication

         This is one of the Notes referred to in the within-mentioned
Indenture.

                                       The First National Bank
                                          of Chicago, as Trustee


                                       By ________________________________
                                             As Authenticating Agent


                                       By ________________________________
                                             Authorized Officer



                                   ARTICLE TEN

                            CONCERNING THE NOTEHOLDERS

         SECTION 10.01. ACTION BY NOTEHOLDERS. (a) Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action (the making of any demand or request, or the giving of any notice, consents or waivers in lieu of a Noteholders' meeting or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of such Noteholders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with Article Eleven, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders.

         (b) Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action, any party designated in writing by the Depositary, or by any party so designated by the Depositary, as the owner of a beneficial interest of a specified principal amount of any Global Note held by such Depositary shall be deemed to be a Holder of Notes in such principal amount for such purpose.

         SECTION 10.02.  PROOF OF EXECUTION BY NOTEHOLDERS.

         (a) Subject to Sections 9.01 and 11.05, proof of the execution of any instruments by a Noteholder or the agent or proxy for such Noteholder shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the Note register of the Company or by a certificate of the Note registrar.

         (b) The record of any Noteholders' meeting shall be proven in the manner provided for in Section 11.06.

         SECTION 10.03. WHO DEEMED ABSOLUTE OWNERS. Subject to Sections 2.04(f) and 10.01, the Company, the Trustee, any Authenticating Agent and Note registrar may deem the person in whose name any Note shall be registered upon the Note register of the Company to be, and may treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue) for the purpose of receiving payment of or on account of the principal of and any premium and interest on such Note, and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any Note registrar shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon any such Note to the extent of the sum or sums so paid.

         SECTION 10.04. COMPANY-OWNED NOTES DISREGARDED. In determining whether the Holders of the requisite aggregate principal amount of Notes then outstanding have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; PROVIDED that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 10.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 10.05. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. At any time prior to the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note, which is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at the Corporate Trust Office of the Trustee and upon proof of ownership as provided in
Section 10.02(a), revoke such action so far as it concerns such Note. Except as aforesaid any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon such Note or such other Notes.

         SECTION 10.06. RECORD DATE FOR NOTEHOLDER ACTS. If the Company shall solicit from the Noteholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by Board Resolution, fix in advance a record date in compliance with TIA Section 3.16(c) for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Noteholders of record at the close of business on the record date shall be deemed to be Noteholders for the purpose of determining whether Holders of the requisite aggregate principal amount of Notes then outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Notes shall be computed as of the record date; PROVIDED, HOWEVER, that no such authorization, agreement or consent by the Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the record date.

                                 ARTICLE ELEVEN

                              NOTEHOLDERS' MEETING

         SECTION 11.01. PURPOSES OF MEETINGS. A meeting of Noteholders may be called at any time and from time to time pursuant to this Article Eleven for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article Eight;

         (b) to remove the Trustee and nominate a successor Trustee pursuant to Article Nine;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 13.02; or

         (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes, as the case may be, under any other provision of this Indenture or under applicable law.

         SECTION 11.02. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Holders of Notes to take any action specified in
Section 11.01, to be held at such time and at such place as the Trustee shall determine. Notice of every such meeting of Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of the Notes that may be affected by the action proposed to be taken at such meeting in the manner provided in Section 15.10. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for such meeting.

         SECTION 11.03. CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 11.01, by giving notice thereof as provided in Section 11.02.

         SECTION 11.04. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meetings of Noteholders a Person shall

(a) be a Holder of one or more Notes affected by the action proposed to be taken or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 11.05.  REGULATIONS.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Noteholders as provided in Section 11.03, in which case the Company or Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting.

         (c) Subject to Section 10.04, at any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such Noteholder; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Noteholders. At any meeting of Noteholders duly called pursuant to Section
11.02 or 11.03, the presence of persons holding or representing Notes in an aggregate principal amount sufficient to take action on any business for the transaction for which such meeting was called shall constitute a quorum. Any meeting of Noteholders duly called pursuant to Section 11.02 or 11.03 may be adjourned from time to time by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         SECTION 11.06. VOTING. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amount of Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.02. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 11.07.  RIGHT OF TRUSTEE OR NOTEHOLDERS NOT DELAYED.
Nothing in this Article Eleven contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Notes under any of the provisions of this Indenture or of the Notes.

                                 ARTICLE TWELVE

               CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 12.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (1) the corporation formed by such consolidation or into which the Company is merged (the "successor corporation") or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (2) immediately after giving effect to such consolidation, merger, conveyance, transfer or lease, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

         (3) if, as a result of such consolidation, merger, conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not otherwise be permitted by this Indenture without making effective provision whereby the Notes then outstanding and any other indebtedness of the Company then entitled thereto will be equally and ratably secured with any and all indebtedness and obligations secured thereby, the Company or the successor corporation or Person, as the case may be, will take such action as will be necessary effectively to secure all Notes equally and ratably with (or prior to) all indebtedness secured thereby; and

         (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article Twelve and that all conditions precedent herein provided for relating to such consolidation, merger, conveyance or transfer have been complied with.

         SECTION 12.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger, or any conveyance, transfer or lease as an entirety in accordance with Section 12.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; PROVIDED, HOWEVER, that no such conveyance or transfer shall have the effect of releasing the Person named as the "Company" in the first paragraph of this

Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in this Article Twelve from its liability as obligor and maker on any of the Notes.

                                 ARTICLE THIRTEEN

                              SUPPLEMENTAL INDENTURES

         SECTION 13.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
NOTEHOLDERS.

         (a) The Company, when authorized by Board Resolution, and the Trustee may at any time and from time to time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (1) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture or for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision; PROVIDED that such provision shall not adversely affect the interests of Holders of outstanding Notes created prior to the execution of such supplemental indenture in any material respect;

         (2) to change or eliminate any of the provisions of this Indenture; PROVIDED that any such change or elimination shall become effective only when there is no Note outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

         (3) to secure the Notes;

         (4) to establish the form of Notes as permitted by Section 2.01 or to establish or reflect any terms of any Note determined pursuant to Section 2.05;

         (5) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes;

         (6) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

         (7) to permit the Trustee to comply with any duties imposed upon it by law;

         (8) to specify further the duties and responsibilities of, and to define further the relationships among, the Trustee, any Authenticating Agent and any paying agent;

         (9) to add to the covenants of the Company for the benefit of the Holders of all or any Notes (and if such covenants are to be for the benefit of less than all Notes, stating that such covenants are expressly being included solely for the benefit of such Notes) or to surrender a right or power conferred on the Company herein; and

         (10) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all Notes, stating that such Events of Default are expressly being included for the benefit of such Notes).

         (b) The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         (c) Any supplemental indenture authorized by this Section 13.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes then outstanding, notwithstanding any of the provisions of Section 13.02.

         SECTION 13.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

         (a) With the consent (evidenced as provided in Section 10.01) of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding that would be affected by the particular supplemental indenture, the Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Noteholders; PROVIDED, HOWEVER, that no such supplemental indenture shall:

         (1) change the Stated Maturity of any Note; or reduce the rate of interest on any Note; or change the method of calculating interest, or any term used in the calculation of interest, or the period for which interest is payable, on any Floating Rate Note; or reduce the principal amount of any Note or any premium thereon; reduce the amount of the principal of an Original Issue Discount Note that would be due and payable upon a declaration of acceleration of the Maturity thereof, or adversely affect the right of repayment or renewal, if any, at the option of the Holder; or change the coin or currency in which the principal of any Note or any premium or interest thereon is payable; or change the date on which any Note may be redeemed; or adversely affect the rights of any Noteholder to institute suit for the enforcement of any payment of principal of or any premium or interest on any Note; in each case without the consent of the Holder of each Note then outstanding that would be affected thereby (for purposes of this Section 13.02 (a)(1) only, the term "Note" shall include Notes for which an offer to purchase has been accepted by the Company); or

         (2) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, or the percentage in aggregate principal amount of the Notes then outstanding the consent of the Holders of which is required for any waiver of certain past defaults or Events of Default hereunder or the consequences thereof, in each case without the consent of the Holders of all of the Notes then outstanding.

         (b) Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         (c) It shall not be necessary for the consent of the Holders of Notes under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         (d) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section 13.02, the Company shall give notice in the manner provided in Section 15.10, setting forth in general terms the substance of such supplemental indenture, to all Noteholders. Any failure of the Company to give such notice, or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 13.03. COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to this Article Thirteen shall comply with the TIA. Upon the execution of any supplemental indenture pursuant to this Article Thirteen, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 13.04. NOTATION ON NOTES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Thirteen may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform in the opinion of the Trustee and the Board of Directors to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding.

         SECTION 13.05. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. The Trustee, subject to Section 9.01, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Thirteen.

                                 ARTICLE FOURTEEN

                      IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                               OFFICERS AND DIRECTORS

         SECTION 14.01.  INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS.
No recourse for the payment of the principal of or any premium or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture or in any supplemental indenture, or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                  ARTICLE FIFTEEN

                              MISCELLANEOUS PROVISIONS

         SECTION 15.01. PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements made by the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

         SECTION 15.02. OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

         SECTION 15.03. ADDRESSES FOR NOTICES, ETC. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Noteholders on the Company may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Company with the Trustee) to MidAmerican Energy Company, 666 Grand Avenue, Des Moines, Iowa 50303, to the
attention of the Corporate Secretary.   Any notice, direction, request or
demand by any Noteholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

         SECTION 15.04. GOVERNING LAW. This Indenture and each Note shall be deemed to be a contract made under the laws of the

State of New York, and for all purposes shall be construed in accordance with the laws of said State.

         SECTION 15.05.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

         (a) Upon any application or demand by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that each Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

         (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (d) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (e) Any certificate, statement or opinion of any officer of the Company, or of counsel, may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which the certificate, statement or opinion of such officer or counsel may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

         (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 15.06. BUSINESS DAYS. Unless otherwise provided herein, in any case where the date of Maturity of the principal of or any premium or interest on any Note or the Redemption Date of any Note is not a Business Day, then payment of such principal or any premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of Maturity or the Redemption Date, and, in the case of payment, no interest shall accrue for the period from and after such date.

         SECTION 15.07. TRUST INDENTURE ACT TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the TIA, such required provision shall control.

         SECTION 15.08. TABLE OF CONTENTS, HEADINGS, ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 15.09. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 15.10. MANNER OF MAILING NOTICE TO NOTEHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or the Company to or on the Holders of Notes, as the case may be, shall be given or served by first-class mail, postage prepaid, addressed to the Holders of such Notes at their last addresses as the same appear on the Note register referred to in Section 2.06, and any such notice shall be deemed to be given or served by being deposited in a post office letter box in the form and manner provided in this Section 15.10.

         IN WITNESS WHEREOF, MidAmerican Energy Company has caused this Indenture to be signed and acknowledged by its _______________ and its Secretary or an Assistant Secretary, and The First National Bank of Chicago has caused this Indenture to be signed and acknowledged by one of its __________ and its corporate seal to be affixed hereunto, and the same to be attested by one of its _____________, as of the day and year first written above.


                             MIDAMERICAN ENERGY COMPANY


                             By
                               ----------------------------
                               Name:
                               Title:


                             By
                               ----------------------------
                               Name:
                               Title:


                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as Trustee


[Seal]                       By
                               ----------------------------
                               Name:
                               Title:


Attest:


--------------------------
Name:
Title:

STATE OF IOWA    )
                 ) ss:
COUNTY OF POLK   )



         I, ________________________, a Notary Public in and for said County and State aforesaid, do hereby certify that _________________________ of MidAmerican Energy Company, an Iowa corporation, and ________________ of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument and who are both personally known to me to be ___________________________ and Secretary of said corporation, respectively, appeared before me this day in person and severally acknowledged that they this day signed and delivered the said instrument as their free and voluntary act as such ___________________________ and Secretary, respectively, of said corporation and as the free and voluntary act of said corporation, for the uses and purposes therein set forth, and that the said instrument was signed and delivered on behalf of said corporation by authority of its Board of Directors, and acknowledged said instrument to be the free and voluntary act of said corporation.

         GIVEN under my hand and notarial seal this __________ day of ________, 1996.

                                  -------------------------------
                                  Notary Public

                                  My commission expires:

STATE OF ILLINOIS )
                  )  ss:
COUNTY OF COOK    )




         I, _____________________________, a Notary Public in and for said
County and State aforesaid, do hereby certify that _________________________________ of The First National Bank of Chicago, a
national banking association organized and existing under the laws of the United States of America, and ____________________ of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument and who are both personally known to me to be an ________________________ and ___________________ of said corporation, appeared before me this day in person and severally acknowledged that they this day signed, sealed and delivered the said instrument as their free and voluntary act as such an ________________________ and ___________________, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth, and that the seal affixed to said instrument is the corporate seal of said corporation and that the said instrument was signed, sealed and delivered on behalf of said corporation by authority of its By-laws, and acknowledged said instrument to be the free and voluntary act of said corporation.

       GIVEN under my hand and notarial seal this _____ day of ________, 1996.



                                  -----------------------------------
                                  Notary Public


                                  My commission expires:

                                                                       EXHIBIT A
                                                          Global Fixed Rate Note

REGISTERED                                                            REGISTERED

NO.

                              MIDAMERICAN ENERGY COMPANY
                                      Fixed Rate
                                   Medium-Term Note


         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         The following summary of terms is subject to the provisions set forth below:


CUSIP:                                                      EXTENSION PERIOD:

ORIGINAL ISSUE DATE(S):                                     NUMBER OF EXTENSION PERIODS:

PRINCIPAL AMOUNT:                                           FINAL MATURITY DATE:

MATURITY DATE:                                              OPTIONAL INTEREST RESET:             / / Yes     / / No

INTEREST RATE:                                              OPTIONAL INTEREST RESET
                                                                   DATES:
INTEREST PAYMENT DATES:                                     ORIGINAL ISSUE DISCOUNT
                                                                   NOTE:                         / / Yes     / / No
RECORD DATES:

OPTIONAL REDEMPTION:
                                  / / Yes      / / No       ISSUE PRICE (percentage of principal):

INITIAL REDEMPTION DATE:                                    YIELD TO MATURITY:

AMORTIZING NOTE:                  / / Yes     / / No        RENEWABLE AT OPTION OF
                                                                    HOLDER:                      / / Yes     / / No

OPTION TO ELECT
        REPAYMENT:                / /  Yes    / / No        ANNEX ATTACHED (and
                                                                incorporated by reference
                                                                  herein):                      / / Yes     / / No

OPTIONAL EXTENSION OF
       ORIGINAL MATURITY DATE:    / /  Yes    / / No


         MidAmerican Energy Company, an Iowa corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns the principal sum specified above, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, on the Maturity date specified above and to pay interest thereon, in such coin or currency, from and including the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which such Original Issue Date is applicable) specified above, or from and including the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, as the case may be. Interest shall be paid in arrears semiannually on each Interest Payment Date in each year commencing on (a) the first such Interest Payment Date next succeeding the earliest Original Issue Date or Dates, or (b) if such Original Issue Date is after a Record Date and prior to the first Interest Payment Date, on the second Interest Payment Date, at the per annum Interest Rate set forth above until Maturity and the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Record Date specified above next preceding such Interest Payment Date; PROVIDED, HOWEVER, that if an Original Issue Date falls between a Record Date and the next Interest Payment Date, the first payment of interest with respect to such Original Issue Date will be paid on the second Interest Payment Date subsequent to such Original Issue Date to the Person in whose name this
Note is registered at the close of business on the Record Date for such second Interest Payment Date; and PROVIDED, FURTHER, that interest payable on the Maturity date or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Noteholders not less than fifteen days prior to such Record Date. Payment of the principal of and any premium and interest on this Note shall be made on or before 10:30 A.M., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment is due, by wire transfer into the account specified by the Depositary; PROVIDED, HOWEVER, that as a condition to the payment at the Maturity date of any part of the principal and any applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee.
 The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed on the Holder of this Note.

         Under certain circumstances, this Global Note is exchangeable in whole or from time to time in part for a definitive individual Note or Notes, with the same Original Issue Date or Dates, Maturity date, Interest Rate and redemption and other provisions as provided herein or in the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                                         MIDAMERICAN ENERGY COMPANY


                                         By
                                           ---------------------------------
                                                     President

  TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION                   By
                                          ----------------------------------
This is one of the Notes referred                  Secretary
to in the within-mentioned Indenture.


THE FIRST NATIONAL BANK
  OF CHICAGO, as Trustee

By
  -----------------------------------
        Authorized Signatory

                              MIDAMERICAN ENERGY COMPANY
                                   MEDIUM-TERM NOTE

         This Global Note is one of, and a global security which represents Notes which are part of, the duly authorized Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture dated as of __________, 1996 (herein called the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         Each Note shall be dated the date of its authentication by the Trustee. Each Note shall also bear an Original Issue Date or Dates which with respect to this Global Note (or any portion thereof) shall mean the date or dates of the original issue of the Notes represented hereby as specified on the face hereof, and such Original Issue Date or Dates shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note (or such subsequently issued Notes) regardless of their dates of authentication. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, and may otherwise vary, all as provided in the Indenture.

         Interest on this Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity. Unless otherwise specified on the face hereof, payments on this Note with respect to any particular Interest Payment Date or the Maturity date will include interest accrued from and including the applicable Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the particular Interest Payment Date or the Maturity date. Interest on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         Unless otherwise specified on the face hereof, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth the schedule of dates and amounts of payments of principal of and interest on this Note or the formula for the amortization of principal and/or interest is set forth in an annex attached to this Note.

         All percentages resulting from any calculation with respect to this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

         "Business Day" means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close. If an Interest Payment Date or Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest to be made on such day with respect to this Note will be made on the next day that is a Business Day with the same force and effect as if made on the due date, and no additional interest will be payable on the date of payment for the period from and after the due date as a result of such delayed payment.

         This Note will be redeemable at the option of the Company prior to its Stated Maturity only if an Initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after such Initial Redemption Date in whole or from time to time in part in increments of $1,000 or integral multiples thereof, at the redemption prices specified in an annex attached to this Note, plus accrued and unpaid interest to but excluding the date of redemption, but payments due with respect to this Note prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption, at least 30 but not more than 60 calendar days prior to the date of redemption, in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, this Note will be cancelled and a new Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof. This Note is not subject to a sinking fund unless otherwise specified in an annex attached hereto.

         If so specified on the face of this Note, (i) this Note shall be subject to repayment, in whole or in part, prior to

Stated Maturity at the option of the Holder on a certain date or dates and at a certain price or prices, plus accrued and unpaid interest to but excluding the date of payment; (ii) the Stated Maturity of this Note may be extended at the option of the Company for one or more Extension Periods of from one to five years, as specified on the face hereof, up to but not beyond the Final Maturity Date specified on the face hereof;
(iii) the interest rate specified on the face hereof may be reset by the Company in accordance with a formula or otherwise on the Optional Interest Reset Date or Dates specified on the face hereof; and/or (iv) this Note shall be renewable at the option of the Holder, in each case in accordance with the provisions of the Indenture applicable thereto and/or as specified in an annex attached to this Note.

         Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to the principal amount of this Note multiplied by the Issue Price specified on the face hereof plus (b) the portion of the difference between the dollar amount thus obtained and the principal amount hereof that has accreted at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment but in no event shall the Amortized Face Amount of this Note exceed the principal amount stated on the face hereof.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding that would be affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain covenants in the Indenture. The Indenture also provides that the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of this Global Note (if not timely revoked in accordance with the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such Note.

         As set forth in, and subject to, the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing default with respect to the Notes, the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, and the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Global Note on or after the respective due dates expressed herein.

         THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or any successor statute or regulation, the Company may appoint a successor Depositary with respect to this Global Note. If (A) a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, or (B) any Notes are represented by this Global Note at a time when an Event of Default with respect to the Notes shall have occurred and be continuing, then in each case the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, shall authenticate and make available for delivery, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note in exchange for this Global Note.

         If agreed by the Company and the Depositary with respect to Notes issued in the form of this Global Note, the Depositary for such Global Note shall surrender this Global Note in exchange in whole or in part for individual Notes of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and make available for delivery, without a service charge, (1) to each Person specified by such Depositary, a new Note or Notes of like tenor and terms, and of any authorized denominations as requested by such Person in aggregate principal amount equal to and in exchange for the beneficial interest of such Person in this Global Note, and (2) to such Depositary a new Global Note of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of this Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

         Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered to the Trustee, and such new Global Note shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date.

         No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates, and in the coin or currency, herein prescribed.

         The Indenture contains provisions for the satisfaction and discharge of the Indenture upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

         Prior to due presentment of this Global Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Global Note is registered as the owner hereof for all purposes, whether or not this Global Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in the Note which are defined in the Indenture but are not defined in this Note shall have the meanings assigned to them in the Indenture.

                            OPTION TO ELECT REPAYMENT

            [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

         The undersigned owner of this Note hereby irrevocably elects to have the Company repay (i) the principal amount of this Note or portion hereof below designated at the applicable optional repayment price indicated on an annex attached hereto plus accrued and unpaid interest to but excluding the date of repayment, if this election is being made pursuant to the option referred to under "Option to Elect Repayment" on the face hereof, or (ii) 100% of the principal amount of this Note plus accrued and unpaid interest to but excluding the Optional Interest Reset Date, if this election is being made following an exercise by the Company of the option referred to under "Optional Interest Reset" on the face hereof, or to but excluding the Pre-Exercise Stated Maturity Date (as defined in the Indenture), if this election is being made following an exercise by the Company of the option referred to under "Optional Extension of Original Maturity Date" on the face hereof. If a portion of this Note is not being repaid pursuant to clause (i) above, specify the principal amount to be repaid and the denomination or denominations (which will be $1,000 or an integral multiple thereof) of the Note or Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):

Dated: ____________________________    ____________________________________
                                       Signature
                                       Sign exactly as name appears on the
                                         front of this Note

Principal amount to be repaid if       Indicate address where check is
amount to be repaid is pursuant          to be sent:
to clause (i) above and is less than
the entire principal amount of this    ____________________________________
Note (principal amount remaining
must be an authorized denomination)    ____________________________________

$__________________________________
(Which must be an integral multiple
  of $1,000)

Denomination or denominations of the   SOCIAL SECURITY OR OTHER TAXPAYER
Note or Notes to be issued for the            ID NUMBER:
portion of this Note not being
repaid pursuant to clause (i) above:   ____________________________________

___________________________________

___________________________________

                                    ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                  MIN ACT - _____Custodian_____
TEN ENT - as tenants by the                 (Cust)       (Minor)
         entireties                         Under Uniform Gifts
                                            to Minors Act
JT TEN - as joint tenants with
        right of survivorship and
        not as tenants in common            ___________________
                                                 State

         Additional abbreviations may also be used though not in the above list.
                                ______________________

                  FOR VALUE RECEIVED the undersigned hereby sell(s)
                            assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________

______________________

______________________________________________________________________________
                 Please print or typewrite name and address
                   including postal zip code of assignee

______________________________________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing____________________________________________________________________
___________________________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:____________________
                             __________________________________________________
                             NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. The signature(s) must be guaranteed by an "eligible guarantor institution" that is a member or participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Program.

                                                                 EXHIBIT B
                                                           Fixed Rate Note

REGISTERED                                                      REGISTERED

NO.

                              MIDAMERICAN ENERGY COMPANY
                                      Fixed Rate
                                   Medium-Term Note


         The following summary of terms is subject to the provisions set forth below:




CUSIP:                                 EXTENSION PERIOD:

ORIGINAL ISSUE DATE:                   NUMBER OF EXTENSION PERIODS:

PRINCIPAL AMOUNT:                      FINAL MATURITY DATE:

MATURITY DATE:                         OPTIONAL INTEREST RESET:
                                                   / / Yes      / / No

INTEREST RATE:                         OPTIONAL INTEREST RESET
                                           DATES:

INTEREST PAYMENT DATES:                ORIGINAL ISSUE DISCOUNT NOTE:
                                                   / / Yes      / / No

RECORD DATES:                          ISSUE PRICE  (percentage of
                                           principal):

OPTIONAL REDEMPTION:                   YIELD TO MATURITY:
            / / Yes      / / No

INITIAL REDEMPTION DATE:               RENEWABLE AT OPTION OF HOLDER:
                                                   / / Yes     / / No

AMORTIZING NOTE:                       ANNEX ATTACHED (and incorporated
            / / Yes      / / No          by reference herein):
                                                   / / Yes      / / No

OPTION TO ELECT
        REPAYMENT:
            / / Yes      / / No

OPTIONAL EXTENSION OF
       ORIGINAL MATURITY DATE:
            / / Yes      / / No

         MidAmerican Energy Company, an Iowa corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns the principal sum specified above, in such coin to currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, on the Maturity date specified above, and to pay interest thereon, in such coin or currency, from and including the Original Issue Date specified above, or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, as the case may be. Interest shall be paid in arrears semiannually on each Interest Payment Date in each year commencing on (a) the first such Interest Payment Date next succeeding the Original Issue Date specified above, or (b) if such Original Issue Date is after a Record Date and prior to the first Interest Payment Date, on the second Interest Payment Date, at the per annum Interest Rate set forth above until Maturity and the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this
Note is registered at the close of business on the Record Date specified above next preceding such Interest Payment Date; PROVIDED, HOWEVER, that if the Original Issue Date falls between a Record Date and the next Interest Payment Date, the first payment of interest will be paid on the second Interest Payment Date subsequent to such Original Issue Date to the Person in whose name this Note is registered at the close of business on the Record Date for such second Interest Payment Date; and PROVIDED, FURTHER, that interest payable on the Maturity date, or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Noteholders not less than fifteen days prior to such Record Date. Payment of the principal of and any premium and interest on this Note due at the Maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of such Note at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York; PROVIDED that this Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Accrued Interest on (and, if this Note is an Amortizing Note, installments of principal of) this Note (other than Accrued

Interest or such installments payable at Maturity) shall be paid by a clearinghouse funds check mailed on the Interest Payment Date; PROVIDED, HOWEVER, that if any Holder of Notes, the aggregate principal amount of which equals or exceeds $10,000,000, provides a written request to the Trustee on or before the applicable Record Date for such Interest Payment Date, Accrued Interest (and such installments of principal) shall be paid by wire transfer of immediately available funds to a bank within the continental United States or by direct deposit into the account of such Holder if such account is maintained with the Trustee. The Company will pay any administration costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                                  MIDAMERICAN ENERGY COMPANY

                                  By
                                            President

  TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION             By
                                            Secretary
This is one of the Notes referred
to in the within-mentioned Indenture.


THE FIRST NATIONAL BANK
  OF CHICAGO, as Trustee

By
    Authorized Signatory

                                                                    12Exhibit4l

                              MIDAMERICAN ENERGY COMPANY
                                   MEDIUM-TERM NOTE

         This Note is one of the duly authorized Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture dated as of __________, 1996 (herein called the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         Each Note shall be dated the date of its authentication by the Trustee. Each Note shall also bear an Original Issue Date which with respect to this Global Note (or any portion thereof) shall mean the date of its original issue as specified on the face hereof, and such Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note (or such subsequently issued Notes) regardless of their dates of authentication. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, and may otherwise vary, all as provided in the Indenture.

         Interest on this Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity. Unless otherwise specified on the face hereof, payments on this Note with respect to any particular Interest Payment Date or the Maturity date will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the particular Interest Payment Date or the Maturity date. Interest on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         Unless otherwise specified on the face hereof, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth the schedule of dates and amounts of payments of principal of and interest on this Note or the formula for the amortization of principal and/or interest is set forth in an annex attached to this Note.

         All percentages resulting from any calculation with respect to this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

         "Business Day" means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close. If an Interest Payment Date or Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest to be made on such day with respect to this Note will be made on the next day that is a Business Day with the same force and effect as if made on the due date, and no additional interest will be payable on the date of payment for the period from and after the due date as a result of such delayed payment.

         This Note will be redeemable at the option of the Company prior to its Stated Maturity only if an Initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after such Initial Redemption Date in whole or from time to time in part in increments of $1,000 or integral multiples thereof, at the redemption prices specified in an annex attached to this Note, plus accrued and unpaid interest to but excluding the date of redemption, but payments due with respect to this Note prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption, at least 30 but not more than 60 calendar days prior to the date of redemption, in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, this Note will be cancelled and a new Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof. This Note is not subject to a sinking fund unless otherwise specified in an annex attached hereto.

         If so specified on the face of this Note, (i) this Note shall be subject to repayment, in whole or in part, prior to Stated Maturity at the option of the Holder on a certain date or dates and at a certain price or prices, plus accrued and unpaid interest to but excluding the date of payment; (ii) the Stated Maturity of this Note may be extended at the option of the Company for one or more Extension Periods of from one to five years, as specified on the face hereof, up to but not beyond the Final Maturity Date specified on the face hereof; (iii) the interest rate specified on the face hereof may be reset by the Company in accordance with a formula or otherwise on the Optional Interest Reset Date or Dates specified on the face hereof; and/or (iv) this Note shall be renewable at the option of the Holder, in each case in accordance with the provisions of the Indenture applicable thereto and/or as specified in an annex attached to this Note.

         Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to the principal amount of this Note multiplied by the Issue Price specified on the face hereof plus (b) the portion of the difference between the dollar amount thus obtained and the principal amount hereof that has accreted at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment but in no event shall the Amortized Face Amount of this Note exceed the principal amount stated on the face hereof.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding that would be affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain covenants in the Indenture. The Indenture also provides that the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of this Global Note (if not timely revoked in accordance with the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such Note.

         As set forth in, and subject to, the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing default with respect to the Notes, the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, and the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

         The Indenture contains provisions for the satisfaction and discharge of the Indenture upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

         Unless otherwise specified in an annex attached hereto, the Notes are issuable only in registered form, without coupons, in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations specified therein, this Note may be exchanged for one or more new Notes, of any authorized denominations and of a like aggregate principal amount and Stated Maturity and having the same terms and Original Issue Date, as requested by the Holder surrendering this Note.

         As provided in the Indenture and subject to the limitations specified therein, upon due presentment of this Note for registration of transfer at an office or agency of the Trustee in the Borough of Manhattan, The City of New York, maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the

Company and the note registrar duly executed by, the Holder hereof or the attorney of such Holder duly authorized in writing, the Company shall execute and register or cause to be registered and the Trustee shall authenticate and make available for delivery, in the name of the transferee or transferees one or more new Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity and having the same terms and Original Issue Date.

         No service charge will be made for any such exchange or registration of transfer, but the Company may required payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in the Note which are defined in the Indenture but are not defined in this Note shall have the meanings assigned to them in the Indenture.

                            OPTION TO ELECT REPAYMENT

           [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

         The undersigned owner of this Note hereby irrevocably elects to have the Company repay (i) the principal amount of this Note or portion hereof below designated at the applicable optional repayment price indicated on an annex attached hereto plus accrued and unpaid interest to but excluding the date of repayment, if this election is being made pursuant to the option referred to under "Option to Elect Repayment" on the face hereof, or (ii) 100% of the principal amount of this Note plus accrued and unpaid interest to but excluding the Optional Interest Reset Date, if this election is being made following an exercise by the Company of the option referred to under "Optional Interest Reset" on the face hereof, or to but excluding the Pre-Exercise Stated Maturity Date (as defined in the Indenture), if this election is being made following an exercise by the Company of an option referred to under "Optional Extension of Original Maturity Date" on the face hereof. If a portion of this Note is not being repaid pursuant to clause (i) above, specify the principal amount to be repaid and the denomination or denominations (which will be $1,000 or an integral multiple thereof) of the Note or Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):

Dated:
       -------------------------------  ------------------------------------
                                        Signature
                                        Sign exactly as name appears on the
                                          front of this Note

Principal amount to be repaid if        Indicate address where check is
amount to be repaid is pursuant           to be sent:
to clause (i) above and is less than
the entire principal amount of this     ------------------------------------
Note (principal amount remaining
must be an authorized denomination)     ------------------------------------

$
 -------------------------------------
(Which must be an integral multiple
  of $1,000)

Denomination or denominations of the    SOCIAL SECURITY OR OTHER TAXPAYER
Note or Notes to be issued for the        ID NUMBER:
portion of this Note not being
repaid pursuant to clause (i) above:    ------------------------------------

--------------------------------------

--------------------------------------

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIT GIFT
                                       MIN ACT - _____ Custodian_____
TEN ENT - as tenants by the                     (Cust)        (Minor)
          entireties                            Under Uniform Gifts
                                                to Minors Act
JT TEN - as joint tenants with
         right of survivorship and
         not as tenants in common           ___________________
                                                 State

         Additional abbreviations may also be used though not in the above list.

                               ----------------------

                 FOR VALUE RECEIVED the undersigned hereby sell(s)
                           assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
                      Please print or typewrite name and address
                        including postal zip code of assignee

-------------------------------------------------------------------------------
the within note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:
      --------------------------

                                       -------------------------------------
                                       NOTICE:  The signature(s) to this
                                       assignment must correspond with the
                                       name(s) as written upon the face of the
                                       within instrument in every particular,
                                       without alteration or enlargement or
                                       any change whatever. The signature(s)
                                       must be guaranteed by an "eligible
                                       guarantor institution" that is a member
                                       or participant in the Securities
                                       Transfer Agents Medallion Program, the
                                       Stock Exchange Medallion Program or the
                                       New York Stock Exchange, Inc. Medallion
                                       Program.

                                                                      EXHIBIT B
                                                         Global Fixed Rate Note

REGISTERED                                                           REGISTERED

NO.

                             MIDAMERICAN ENERGY COMPANY
                                     Fixed Rate
                                  Medium-Term Note

         Unless this certificate is presented by an authorized representative for The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment if made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         The following summary of terms is subject to the provisions set forth below:


CUSIP:                                      INITIAL REDEMPTION DATE:

ORIGINAL ISSUE DATES                        AMORTIZING NOTE:                                 / / Yes         / / No

PRINCIPAL AMOUNT:                           OPTION TO ELECT
                                               REPAYMENT:                                    / / Yes         / / No
MATURITY DATE:
                                            OPTIONAL EXTENSION OF
INITIAL INTEREST RATE:                         ORIGINAL MATURITY DATE:                       / / Yes         / / No

INTEREST RATE BASIS OR BASE RATE            EXTENSION PERIOD:
  (including any Designated LIBOR Page):
                                            NUMBER OF EXTENSION PERIODS:
INDEX MATURITY:
                                            FINAL MATURITY DATE:
INTEREST DETERMINATION DATES:
                                            OPTIONAL INTEREST RESET:                         / / Yes         / / No
INTEREST RESET PERIOD:
                                            OPTIONAL INTEREST RESET
INTEREST RESET DATES:                         DATES:

SPREAD:                                     ORIGINAL ISSUE DISCOUNT
                                              NOTE:                                          / / Yes         / / No
SPREAD MULTIPLIER:
                                            ISSUE PRICE (percentage of principal):
MAXIMUM INTEREST RATE:
                                            YIELD TO MATURITY:
MINIMUM INTEREST RATE:
                                            RENEWABLE AT OPTION OF
INTEREST PAYMENT DATES:                       HOLDER:                                        / / Yes         / / No

RECORD DATES                                ANNEX ATTACHED (and
                                              incorporated by reference
OPTIONAL REDEMPTION:  / / Yes / / No          herein):                                       / / Yes         / / No


         MidAmerican Energy Company, an Iowa corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns the principal sum specified above, in such coin to currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, on the Maturity date specified above, and to pay interest thereon, in such coin or currency, from and including the Original Issue Date (or, if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which such Original Issue Date is applicable) specified above, or from and including the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, as the case may be. Interest shall be paid in arrears monthly, quarterly, semiannually annually as specified above under Inerest Payment Dates, on each Interest Payment Date in each year and at Maturity commencing on (a) the first such Interest Payment Date next succeeding the earliest Original Issue Date or Dates, or (b) if such Original Issue Date is after a Record Date and prior to the first Interest Payment Date, on the second Interest Payment Date, at a rate per annum equal to the Initial Interest Rate until the initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions in the Indenture for calculating the Interest Rate for Notes having the Interest Rate Basis specified above, until Maturity and the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Record Date specified above next preceding such Interest Payment Date; PROVIDED, HOWEVER, that if an Original Issue Date falls between a Record Date and the next Interest Payment Date, the first payment of interest with respect to such Original Issue Date will be paid on the second Interest Payment Date subsequent to such Original Issue Date to the Person in whose name this Note is registered at the close of business on the Record Date for such second Interest Payment Date; and PROVIDED, FURTHER, that interest payable on the Maturity date, or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Noteholders not less than fifteen days prior to such Record Date. Payment of the principal of and any premium and interest on this Note shall be made on or before 10:30 A.M., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment is due, by wire transfer into the account specified by the Depositary; PROVIDED, HOWEVER, that as a condition to the payment at the Maturity date of any part of the principal and any applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed on the Holder of this Note.

         Under certain circumstances, this Global Note is exchangeable in whole or from time to time in part for a definitive individual Note or Notes, with the same Original Issue Date or Dates, Maturity date, Interest Rate and redemption and other provisions as provided herein or in the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                                       MIDAMERICAN ENERGY COMPANY

                                       By
                                                President

  TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION                  By

This is one of the Notes referred               Secretary
to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK
  OF CHICAGO, as Trustee

By
    Authorized Signatory

                              MIDAMERICAN ENERGY COMPANY
                                   MEDIUM-TERM NOTE

         This Global Note is one of, and a global security which represents Notes which are part of, the duly authorized Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture dated as of __________, 1996 (herein called the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         Each Note shall be dated the date of its authentication by the Trustee. Each Note shall also bear an Original Issue Date or Dates which with respect to this Global Note (or any portion thereof) shall mean the date or dates of the original issue of the Notes represented hereby as specified on the face hereof, and such Original Issue Date or Dates shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note (or such subsequently issued Notes) regardless of their dates of authentication. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, and may otherwise vary, all as provided in the Indenture.

         Interest on this Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity. Unless otherwise specified on the face hereof, payments on this Note with respect to any particular Interest Payment Date or the Maturity date will include interest accrued from and including the applicable Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the particular Interest Payment Date or the Maturity date. Interest on this Note shall be calculated for each day during such period by dividing the interest rate applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, LIBOR or Prime Rate, or by the actual number of days in the year, if the Interest Rate Basis specified on the face hereof is the Treasury Rate. Unless otherwise provided in an annex attached hereto, the Trustee, acting in the capacity of Calculation Agent, will calculate the Interest Rate on this Note. Upon the request of any Holder of this Note, the Trustee shall provide to such Holder the Interest Rate then in effect and, if then determined, the interest rate that will become effective on the next Interest

Reset Date with respect to this Note. Each such determination of an Interest Rate will be final and binding in the absence of manifest error.

         Unless otherwise specified in an annex attached hereto, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth the schedule of dates and amounts of payments of principal of and interest on this Note or the formula for the amortization of principal and/or interest is set forth in an annex attached to this Note.

         All percentages resulting from any calculation with respect to this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

         "Business Day" means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close. If an Interest Payment Date or Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest to be made on such day with respect to this Note will be made on the next day that is a Business Day with the same force and effect as if made on the due date, and no additional interest will be payable on the date of payment for the period from and after the due date as a result of such delayed payment.

         This Note will be redeemable at the option of the Company prior to its Stated Maturity only if an Initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after such Initial Redemption Date in whole or from time to time in part in increments of $1,000 or integral multiples thereof, at the redemption prices specified in an annex attached to this Note, plus accrued and unpaid interest to but excluding the date of redemption, but payments due with respect to this Note prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption, at least 30 but not more than 60 calendar days prior to the date of redemption, in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, this Note will be cancelled and a new Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.
This Note is not subject to a sinking fund unless otherwise specified in an annex attached hereto.

         If so specified on the face of this Note, (i) this Note shall be subject to repayment, in whole or in part, prior to Stated Maturity at the option of the Holder on a certain date or dates and at a certain price or prices, plus accrued and unpaid interest to but excluding the date of payment;
(ii) the Stated Maturity of this Note may be extended at the option of the Company for one or more Extension Periods of from one to five years, as specified on the face hereof, up to but not beyond the Final Maturity Date specified on the face hereof; (iii) the interest rate specified on the face hereof may be reset by the Company in accordance with a formula or otherwise on the Optional Interest Reset Date or Dates specified on the face hereof; and/or
(iv) this Note shall be renewable at the option of the Holder, in each case in accordance with the provisions of the Indenture applicable thereto and/or as specified in an annex attached to this Note.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding that would be affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain covenants in the Indenture. The Indenture also provides that the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of this Global Note (if not timely revoked in accordance with the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such Note.

         As set forth in, and subject to, the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing default with respect to the Notes, the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, and the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Global Note on or after the respective due dates expressed herein.

    THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or any successor statute or regulation, the Company may appoint a successor Depositary with respect to this Global Note. If (A) a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, or (B) any Notes are represented by this Global Note at a time when an Event of Default with respect to the Notes shall have occurred and be continuing, then in each case the Company's election to issue this
Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, shall authenticate and make available for delivery, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note in exchange for this Global Note.

         If agreed by the Company and the Depositary with respect to Notes issued in the form of this Global Note, the Depositary for such Global Note shall surrender this Global Note in exchange in whole or in part for individual Notes of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and make available for delivery, without a service charge, (1) to each Person specified by such Depositary, a new Note or Notes of like tenor and terms, and of any authorized denominations as requested by such Person in aggregate principal amount equal to and in exchange for the beneficial interest of such Person in this Global Note, and (2) to such Depositary a new Global Note of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of this Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

         Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered to the Trustee, and such new Global Note shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date.

         No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates, and in the coin or currency, herein prescribed.

         The Indenture contains provisions for the satisfaction and discharge of the Indenture upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

         Prior to due presentment of this Global Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Global Note is registered as the owner hereof for all purposes, whether or not this Global Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in the Note which are defined in the Indenture but are not defined in this Note shall have the meanings assigned to them in the Indenture.

                              OPTION TO ELECT REPAYMENT

            [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

         The undersigned owner of this Note hereby irrevocably elects to have the Company repay (i) the principal amount of this Note or portion hereof below designated at the applicable optional repayment price indicated on an annex attached hereto plus accrued and unpaid interest to but excluding the date of repayment, if this election is being made pursuant to the option referred to under "Option to Elect Repayment" on the face hereof, or (ii) 100% of the principal amount of this Note plus accrued and unpaid interest to but excluding the Optional Interest Reset Date, if this election is being made following an exercise by the Company of the option referred to under "Optional Interest Reset" on the face hereof, or to but excluding the Pre-Exercise Stated Maturity Date (as defined in the Indenture), if this election is being made following an exercise by the Company of the option referred to under "Optional Extension of Original Maturity Date" on the face hereof. If a portion of this Note is not being repaid pursuant to clause (i) above, specify the principal amount to be repaid and the denomination or denominations (which will be $1,000 or an integral multiple thereof) of the Note or Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):


Dated:__________________________      _________________________________________
                                      Signature
                                      Sign exactly as name appears on the
                                        front of this Note

Principal amount to be repaid if      Indicate address where check is
amount to be repaid is pursuant          to be sent:
to clause (i) above and is less than
the entire principal amount of this   _________________________________________
Note (principal amount remaining
must be an authorized denomination)
                                      _________________________________________

$___________________________________
(Which must be an integral multiple
  of $1,000)

Denomination or denominations of the   SOCIAL SECURITY OR OTHER TAXPAYER
Note or Notes to be issued for the            ID NUMBER:
portion of this Note not being
repaid pursuant to clause (i) above:  _________________________________________


____________________________________


____________________________________

                                    ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                  MIN ACT - _____Custodian_____
TEN ENT - as tenants by the                 (Cust)       (Minor)
           entireties                       Under Uniform Gifts
                                            to Minors Act
JT TEN - as joint tenants with
          right of survivorship and
          not as tenants in common          ___________________
                                                 State

         Additional abbreviations may also be used though not in the above list.
                                ______________________

                  FOR VALUE RECEIVED the undersigned hereby sell(s)
                            assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________

________________________

_________________________________________________________________
             Please print or typewrite name and address
               including postal zip code of assignee

_________________________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________
_______________________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:____________________
                             ___________________________________
                             NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. The signature(s) must be guaranteed by an "eligible guarantor institution" that is a member or participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Program.

                                                                      EXHIBIT D
                                                             Floating Rate Note

REGISTERED                                                           REGISTERED

NO.

                              MIDAMERICAN ENERGY COMPANY
                                    Floating Rate
                                   Medium-Term Note


         The following summary of terms is subject to the provisions set forth below:

CUSIP:                                      INITIAL REDEMPTION DATE:

ORIGINAL ISSUE DATE:                        AMORTIZING NOTE:                       / / Yes  / / No

PRINCIPAL AMOUNT:                           OPTION TO ELECT
                                               REPAYMENT:                          / / Yes  / / No
MATURITY DATE:

INITIAL INTEREST RATE:                      OPTIONAL EXTENSION OF
                                              ORIGINAL MATURITY DATE:              / / Yes  / / No

INTEREST RATE BASIS  OR BASE RATE           EXTENSION PERIOD:
  (including any Designated LIBOR Page):

                                            NUMBER OF EXTENSION PERIOD

INDEX MATURITY:
                                            FINAL MATURITY DATE:
INTEREST DETERMINATION DATES:
                                            OPTIONAL INTEREST RESET:               / / Yes  / / No
INTEREST RESET PERIOD:
                                            OPTIONAL INTEREST RESET
INTEREST RESET DATES:                              DATES:

SPREAD:                                     ORIGINAL ISSUE DISCOUNT
                                                    NOTE:                          / / Yes  / / No
SPREAD MULTIPLIER:
                                            ISSUE PRICE (percentage of principal):
MAXIMUM INTEREST RATE:
                                            YIELD TO MATURITY:
MINIMUM INTEREST RATE:
                                            RENEWABLE AT OPTION OF
INTEREST PAYMENT DATES:                       HOLDER

RECORD DATES:                               ANNEX ATTACHED (and
                                              incorporated by reference
OPTIONAL REDEMPTION: / / Yes  / / No          herein):                             / / Yes  / / No


         MidAmerican Energy Company, an Iowa corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns the principal sum specified above, in such coin to currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, on the Maturity date specified above, and to pay interest thereon, in such coin or currency, from and including the Original Issue Date specified above, or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, as the case may be. Interest shall be paid in arrears monthly, quarterly, semiannually or annually as specified above under Interest Payment Dates, on each Interest Payment Date in each year and at Maturity, commencing on (a) the first such Interest Payment Date next succeeding the Original Issue Date specified above, or (b) if such Original Issue Date is after a Record Date and prior to the first Interest Payment Date, on the second Interest Payment Date, at a rate per annum equal to the Initial Interest Rate specified above until the initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions in the Indenture for calculating the Interest Rate for Notes having the Interest Rate Basis specified above, until Maturity and the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Record Date specified above next preceding such Interest Payment Date; PROVIDED, HOWEVER, that if the Original Issue Date falls between a Record Date and the next Interest Payment Date, the first payment of interest will be paid on the second Interest Payment Date subsequent to such Original Issue Date to the Person in whose name this Note is registered at the close of business on the Record Date for such second Interest Payment Date; and PROVIDED, FURTHER, that interest payable on the Maturity date, or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Noteholders not less than fifteen days prior to such Record Date. Payment of the principal of and any premium and interest on this Note due at the Maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of such Note at the Corporate Trust Office of the

Trustee in the Borough of Manhattan, The City of New York; PROVIDED that this
Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Accrued Interest on (and, if this Note is an Amortizing Note, installments of principal of) this Note (other than Accrued Interest or such installments payable at Maturity) shall be paid by a clearinghouse funds check mailed on the Interest Payment Date; PROVIDED, HOWEVER, that if any Holder of Notes, the aggregate principal amount of which equals or exceeds $10,000,000, provides a written request to the Trustee on or before the applicable Record Date for such Interest Payment Date, Accrued Interest (and such installments of principal) shall be paid by wire transfer of immediately available funds to a bank within the continental United States or by direct deposit into the account of such Holder if such account is maintained with the Trustee. The Company will pay any administration costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                                  MIDAMERICAN ENERGY COMPANY

                                  By
                                            President
  TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION             By
                                            Secretary
This is one of the Notes referred
to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK
  OF CHICAGO, as Trustee

By
    Authorized Signatory

                              MIDAMERICAN ENERGY COMPANY
                                  MEDIUM-TERM NOTE

         This Note is one of the duly authorized Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture dated as of __________, 1996 (herein called the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         Each Note shall be dated the date of its authentication by the Trustee. Each Note shall also bear an Original Issue Date which with respect to this Note (or any portion thereof) shall mean the date of its original issue as specified on the face hereof, and such Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note (or such subsequently issued Notes) regardless of their dates of authentication. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, and may otherwise vary, all as provided in the Indenture.

         Interest on this Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity. Unless otherwise specified on the face hereof, payments on this Note with respect to any particular Interest Payment Date or the Maturity date will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or the Maturity date. Interest on this Note shall be calculated for each day during such period by dividing the interest rate applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, LIBOR or Prime Rate, or by the actual number of days in the year, if the Interest Rate Basis specified on the face hereof is the Treasury Rate. Unless otherwise provided in an annex attached hereto, the Trustee, acting in the capacity of Calculation Agent, will calculate the Interest Rate on this Note. Upon the request of any Holder of this Note, the Trustee shall provide to such Holder the Interest Rate then in effect and, if then determined, the interest rate that will become effective on the next Interest Reset Date with respect to this Note. Each such determination of an Interest Rate will be final and binding in the absence of manifest error.

         Unless otherwise specified in an annex attached hereto, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth the schedule of dates and amounts of payments of principal of and interest on this Note or the formula for the amortization of principal and/or interest is set forth in an annex attached to this Note.

         All percentages resulting from any calculation with respect to this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

         "Business Day" means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close. If an Interest Payment Date or Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest to be made on such day with respect to this Note will be made on the next day that is a Business Day with the same force and effect as if made on the due date, and no additional interest will be payable on the date of payment for the period from and after the due date as a result of such delayed payment.

         This Note will be redeemable at the option of the Company prior to its Stated Maturity only if an Initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after such Initial Redemption Date in whole or from time to time in part in increments of $1,000 or integral multiples thereof, at the redemption prices specified in an annex attached to this Note, plus accrued and unpaid interest to but excluding the date of redemption, but payments due with respect to this Note prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption, at least 30 but not more than 60 calendar days prior to the date of redemption, in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, this Note will be cancelled and a new
Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof. This Note is not subject to a sinking fund unless otherwise specified in an annex attached hereto.

         If so specified on the face of this Note, (i) this Note shall be subject to repayment, in whole or in part, prior to Stated Maturity at the option of the Holder on a certain date or dates and at a certain price or prices, plus accrued and unpaid interest to but excluding the date of payment;
(ii) the Stated Maturity of this Note may be extended at the option of the Company for one or more Extension Periods of from one to five years, as specified on the face hereof, up to but not beyond the Final Maturity Date specified on the face hereof; (iii) the interest rate specified on the face hereof may be reset by the Company in accordance with a formula or otherwise on the Optional Interest Reset Date or Dates specified on the face hereof; and/or
(iv) this Note shall be renewable at the option of the Holder, in each case in accordance with the provisions of the Indenture applicable thereto and/or as specified in an annex attached to this Note.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding that would be affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain covenants in the Indenture. The Indenture also provides that the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of this Global Note (if not timely revoked in accordance with the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such Note.

         As set forth in, and subject to, the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing default with respect to the Notes, the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, and the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

         The Indenture contains provisions for the satisfaction and discharge of the Indenture upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

         Unless otherwise specified in an annex attached hereto, the Notes are issuable only in registered form, without coupons, in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations specified therein, this Note may be exchanged for one or more new Notes, of any authorized denominations and of a like aggregate principal amount and Stated Maturity and having the same terms and Original Issue Date, as requested by the Holder surrendering this Note.

         As provided in the Indenture and subject to the limitations specified therein, upon due presentment of this Note for registration of transfer at an office or agency of the Trustee in the Borough of Manhattan, The City of New York, maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the note registrar duly executed by, the Holder hereof or the attorney of such Holder duly authorized in writing, the Company shall execute and register or cause to be registered and the Trustee shall authenticate and make available for delivery, in the name of the transferee or transferees one or more new Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity and having the same terms and Original Issue Date.

         No service charge will be made for any such exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in the Note which are defined in the Indenture but are not defined in this Note shall have the meanings assigned to them in the Indenture.

                              OPTION TO ELECT REPAYMENT

            [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

         The undersigned owner of this Note hereby irrevocably elects to have the Company repay (i) the principal amount of this Note or portion hereof below designated at the applicable optional repayment price indicated on an annex attached hereto plus accrued and unpaid interest to but excluding the date of repayment, if this election is being made pursuant to the option referred to under "Option to Elect Repayment" on the face hereof, or (ii) 100% of the principal amount of this Note plus accrued and unpaid interest to but excluding the Optional Interest Reset Date, if this election is being made following an exercise by the Company of the option referred to under "Optional Interest Reset" on the face hereof, or to but excluding the Pre-Exercise Stated Maturity Date (as defined in the Indenture), if this election is being made following an exercise by the Company of an option referred to under "Optional Extension of Original Maturity Date" on the face hereof. If a portion of this Note is not being repaid pursuant to clause (i) above, specify the principal amount to be repaid and the denomination or denominations (which will be $1,000 or an integral multiple thereof) of the Note or Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):

Dated: _____________________          ___________________________________
                                      Signature
                                      Sign exactly as name appears on the
                                       front of this Note

Principal amount to be repaid if       Indicate address where check is
amount to be repaid is pursuant          to be sent:
to clause (i) above and is less than
the entire principal amount of this     _______________________________
Note (principal amount remaining
must be an authorized denomination)     _______________________________

$___________________________________
(Which must be an integral multiple
  of $1,000)

Denomination or denominations of the   SOCIAL SECURITY OR OTHER TAXPAYER
Note or Notes to be issued for the            ID NUMBER:
portion of this Note not being         __________________________________
repaid pursuant to clause (i) above:

___________________________________

___________________________________

                                    ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                  MIN ACT - _____Custodian_____
TEN ENT - as tenants by the                 (Cust)       (Minor)
         entireties                         Under Uniform Gifts
                                            to Minors Act
JT TEN - as joint tenants with
        right of survivorship and
        not as tenants in common            ___________________
                                                 State

         Additional abbreviations may also be used though not in the above list.

                                ______________________

                  FOR VALUE RECEIVED the undersigned hereby sell(s)
                            assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________


_________________________________________________________________
                      Please print or typewrite name and address
                        including postal zip code of assignee

_________________________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________
_______________________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:____________________
                             ___________________________________
                             NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. The signature(s) must be guaranteed by an "eligible guarantor institution" that is a member or participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Program.